As filed with the Securities and Exchange Commission on August 30, 2012.

1933 Act Registration No. 33-12911

1940 Act Registration No. 811-5075

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 72	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 74	☒
(Check appropriate box or boxes)

THRIVENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (612) 844-5168

REBECCA A. PAULZINE

THRIVENT MUTUAL FUNDS

625 FOURTH AVENUE SOUTH

MINNEAPOLS, MINNESOTA 55415

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on (August 31, 2012) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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Thrivent Mutual Funds

Prospectus
Class A Shares
August 31, 2012

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Thrivent Partner Emerging Markets Equity Fund   TPEAX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Financial Bank or any other bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.

27551PR N7-12   Thrivent.com

1

Thrivent Partner Emerging Markets Equity Fund

Investment Objective

Thrivent Partner Emerging Markets Equity Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of a fund of Thrivent Mutual Funds. More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on pages 9 through 12 of this prospectus and the “Sales Charges” section under the heading “Purchase, Redemption and Pricing of Shares” on pages 51 through 53 the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)[1]	1.00%
ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[2]	1.46%
Total Annual Operating Expenses	2.91%
Less Expenses Reimbursement[3]	1.12%
Net Annual Fund Operating Expenses	1.79%

[1]	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.
[2]

“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Fund for the current fiscal year. “Other Expenses” include the Fund’s estimated expenses not otherwise disclosed in the table that are deducted from the Fund’s assets or charged to all shareholder accounts. Actual expenses may vary from those indicated.

[3]

The Adviser has contractually agreed, through at least February 28, 2014, to waive a portion of the management fees associated with the Class A shares of the Fund in order to limit the Net Annual Fund Operating Expenses to an annual rate of 1.79% of the average daily net assets of the Class A shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years

$722	$1,301

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Strategies

The Fund will invest principally in equity securities. The Fund will also invest in equity-related securities, such as foreign-registered shares and preferred shares. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in equity or equity-related securities: (i) of issuers that have their principal securities trading market in an emerging country; (ii) of issuers that derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; (iii) of issuers that are organized under the laws of, and have a principal office in, an emerging country; (iv) consisting of depositary receipts of issuers described in (i) and (iii) above; or (v) consisting of exchange-traded funds that invest in an emerging country or countries. The Fund considers an emerging market to be any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with a low- to middle-income economy according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) included in the MSCI Emerging Markets Index. The Fund will generally invest in companies with market capitalizations of $100 million or more, with sufficient liquidity.

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The Fund’s subadviser seeks to identify emerging market companies trading at a discount relative to such companies’ estimated long-term earning potential by using in-depth fundamental analysis combined with top down country risk assessment. The Fund’s subadviser attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with below average risk relative to the MSCI Emerging Markets Index.

The Fund may sell a security when it believes the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, or more attractive opportunities are identified.

Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in equity securities of issuers as described above from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Principal Risks

The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices risk and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market as measured by the Fund’s benchmark index. The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Fund’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions – such as Latin America, Asia, Europe, and the Mediterranean region – can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product of service markets, fewer financial resources, and less competitive strength than larger companies.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Stocks of undervalued companies may not rise as quickly as anticipated

3

if the market doesn’t recognize their intrinsic values or if value stocks are out of favor. The value approach carries the risk that the market will not recognize a security’s intrinsic values for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Fund may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Fund believes they are worth.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility and Performance

No performance information for the Fund is provided because it did not commence operations until August 31, 2012.

Management

Investment Adviser(s)

The Fund is managed by Thrivent Asset Management, LLC, which has engaged DuPont Capital Management Corporation (“DuPont Capital”) to subadvise the Fund.

Portfolio Manager(s)

Rafi U. Zaman, CFA has been the portfolio manager for the Fund since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, and has oversight for all Global Equity strategies. He joined DuPont Capital in 1998.

Purchase and Sale of Fund Shares

The minimum initial investment requirement for this Fund is $1,000. The minimum subsequent investment requirement for this Fund is $50. These investment requirements may be different, however, for investors investing in the Fund through a retirement or automatic investment plan.

You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone (1-800-847-4836), the Internet (www.thrivent.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Thrivent Partner Emerging Markets Equity Fund

Investment Objective

Thrivent Partner Emerging Markets Equity Fund seeks long-term capital growth.

Principal Strategies

The Fund will invest principally in equity securities. The Fund will also invest in equity-related securities, such as foreign-registered shares and preferred shares. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in equity or equity-related securities: (i) of issuers that have their principal securities trading market in an emerging country; (ii) of issuers that derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; (iii) of issuers that are organized under the laws of, and have a principal office in, an emerging country; (iv) consisting of depositary receipts of issuers described in (i) and (iii) above; or (v) consisting of exchange-traded funds that invest in an emerging country or countries. The Fund considers an emerging market to be any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with a low- to middle-income economy according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) included in the MSCI Emerging Markets Index. The Fund will generally invest in companies with market capitalizations of $100 million or more, with sufficient liquidity.

The Fund’s subadviser seeks to identify emerging market companies trading at a discount relative to such companies’ estimated normalized earning potential by using in-depth fundamental analysis combined with top down country risk assessment. The Fund’s subadviser attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with below average risk relative to the MSCI Emerging Markets Index.

The Fund may sell a security when it believes the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, or more attractive opportunities are identified.

Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in equity securities of issuers as described above from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Principal Risks

The Fund is subject to the following principal investment risks, which are described and listed in alphabetical order in the Glossary of Principal Risks on page 6: Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Large Cap Risk, Mid Cap Risk, Small Cap Risk, Volatility Risk, Liquidity Risk, and Investment Adviser Risk.

5

Glossary of Principal Risks

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Fund’s share price to decline.

Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices and impair the Fund’s ability to repatriate capital or income. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Fund’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. To the extent that the Fund invests in common stock, common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in and general creditors of, the company.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Fund may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Fund believes they are worth.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product of service markets, fewer financial resources, and less competitive strength than larger companies.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic values or if value stocks are out of favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

6

Management, Organization and Capital Structure

Investment Adviser

Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), serves as investment adviser for each of the Funds. Thrivent Asset Mgt. and its affiliates have been in the investment advisory business since 1986 and managed approximately $76 billion in assets as of December 31, 2011, including approximately $27 billion in mutual fund assets.

Thrivent Asset Mgt. has entered into a subadvisory agreement with the subadviser and pays the subadviser a portion of the net advisory fee Thrivent Asset Mgt. receives from the Fund. Thrivent Asset Mgt. establishes the overall investment strategy and evaluates, selects and recommends, subject to the approval of the Board of Trustees, one or more subadvisers to manage the investments of the Fund. Thrivent Asset Mgt. also allocates assets to the subadvisers, monitors the performance, security holdings, and investment strategies for the subadvisers and, when appropriate, researches any potential new subadvisers for the Fund. Thrivent Asset Mgt. has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. The Fund’s annual and semiannual reports to shareholders discuss the basis for the Board of Trustees approving any investment adviser agreement or investment subadviser agreement during the most recent six-month period covered by the report.

Thrivent Asset Mgt. and Thrivent Mutual Funds received an exemptive order from the SEC that permits Thrivent Asset Mgt. and the Fund, with the approval of Thrivent Mutual Funds’ Board of Trustees, to retain one or more subadvisers for the Fund, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Fund. Thrivent Asset Mgt. will notify shareholders of the Fund if there is a new subadviser for the Fund.

Advisory Fees

The Fund pays an annual investment advisory fee to the Adviser.

The advisory contract between the Adviser and Thrivent Mutual Funds provides for the following advisory fees (expressed as a percentage of average net assets):

FUND	ADVISORY FEE
Thrivent Partner Emerging Markets Equity Fund	1.20% for first $50 million
1.07% over $50 million

Portfolio Management

This section provides information about the portfolio management for the Fund. The Statement of Additional Information for the Fund provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Thrivent Partner Emerging Markets Equity Fund

Thrivent Asset Mgt. has engaged DuPont Capital Management Corporation (“DuPont Capital”), One Righter Parkway, Suite 3200, Wilmington, Delaware 19803, as investment subadviser for the Fund. DuPont Capital has been registered as an investment adviser since 1993. DuPont Capital is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company. It was established in 1975, became an SEC-registered investment adviser in 1993 and offers investment advisory services and global perspective to institutional investors. As of December 31, 2011, DuPont Capital had assets under management of approximately $25.9 billion including separate accounts and mutual funds. Rafi U. Zaman, CFA has been the portfolio manager for the Fund since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, and has oversight for all Global Equity strategies. He joined DuPont Capital in 1998.

Personal Securities Investments

Personnel of Thrivent Asset Mgt. and the subadvisers may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions under the codes of ethics.

7

Shareholder Information

HOW TO CONTACT US

By Telephone:

1-800-847-4836

By Internet:

www.thrivent.com

By Mail (New Applications):

Thrivent Mutual Funds

P.O. Box 219347

Kansas City, Missouri 64121-9347

By Mail (Additional Investments):

Thrivent Mutual Funds

P.O. Box 219334

Kansas City, Missouri 64121-9334

By Mail (Redemptions, Exchanges or Other Requests):

Thrivent Mutual Funds

P.O. Box 219348

Kansas City, Missouri 64121-9348

By Express Mail:

Thrivent Mutual Funds

330 West 9th Street

Kansas City, Missouri 64105

By Fax:

1-866-278-8363

Wire Transfer Instructions:

State Street Corp.

225 Franklin Street

Boston, MA 02101

ABA #011000028

Account #4195-538-6

Credit:

Thrivent Financial Investor Services Inc. as Agent for the benefit of Thrivent Mutual Funds

Further Credit:

[Name of the Fund]

[Shareholder Account Number]

[Shareholder Registration/Name]

Pricing Fund’s Shares

The price of the Fund’s shares is based on the Fund’s net asset value (“NAV”). The Fund determines the NAV for a particular class of shares once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. The Fund does not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The price at which you purchase or redeem shares of the Fund is based on the next calculation of the NAV after the Fund receives your purchase or redemption request in good order.

The Fund determines the NAV for a particular class by dividing the total Fund assets attributable to that class, less all liabilities attributable to such class, by the total number of outstanding shares of that class. To determine the NAV, the Fund generally values its securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board of Trustees has authorized the Adviser to make fair valuation determinations under the ultimate supervision of the Board of Trustees and pursuant to policies approved by the Board of Trustees. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Trustees. For any portion of the Fund’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Fund invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Fund’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Adviser, subject to oversight by the Board of Trustees, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser‘s opinion, adequately reflect the occurrence of the significant events. The Fund discourages frequent trading practices (including those that may attempt to take advantage of

8

significant events, the occurrence of which are not necessarily reflected in available price quotations of foreign securities) through a variety of methods.

Class A Shares

The table below shows the sales charges you will pay if you purchase Class A shares of the Fund.

WHEN YOU INVEST THIS AMOUNT	THIS % IS DEDUCTED FOR SALES CHARGES	WHICH EQUALS THIS % OF YOUR INVESTMENT**
Less than $50,000	5.5%	5.82%
$50,000 and above but less than $100,000	4.5%	4.71%
$100,000 and above but less than $250,000	3.5%	3.63%
$250,000 and above but less than $500,000	2.5%	2.56%
$500,000 and above but less than $1,000,000	2.0%	2.04%
$1,000,000 or more	0%*	0%*

* A deferred sales charge of 1% will apply to shares redeemed within one year.

** The actual sales charge that may be paid by the investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

Ways to Eliminate or Reduce the Initial Sales Charges

•

Rights of Accumulation: You can combine the value of all shares of any class of Thrivent Mutual Funds (except for shares of Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (the “Excluded Shares”)) in any type of account (except a multi-participant employer-sponsored retirement plan or certain corporate and partnership accounts) that you or members of your family who live with you own to the amount of your next Class A share purchase for the purpose of calculating the sales charge. The value of all shares in any multi-participant employer-sponsored retirement plan (except for the Excluded Shares) will be accumulated for the purpose of determining the sales charge for shares purchased through that retirement plan. You must notify us at the time of purchase of the other existing accounts, and we may ask you to provide us with account statements of these accounts.

•

Automatic Reinvestments: Shares that you purchase by automatically reinvesting dividends or capital gains distributions from Class A shares of the Funds will not be subject to any initial sales charge.

•

Thirteen-month Letter of Intent: If you or members of your family who live with you (“family members”) intend to purchase at least $50,000 or more of Class A shares of one or more of the Funds (except for shares of Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (the “Excluded Shares”)) within a 13-month period, you may sign a letter of intent and receive the reduced sales charge on these purchases. The total amount of your intended purchases will determine the sales charge that will apply. Purchases made within 90 days prior to the execution of the letter of intent (the “90-day purchases”) will be used for purposes of meeting the applicable threshold (e.g., $50,000). In these cases, however, the thirteen-month period will begin on the date of the first 90-day purchase.

You may combine the value of all existing shares of any Fund (except for the Excluded Shares) in certain types of accounts that you or family members own for purposes of determining the amount that must be purchased to satisfy your commitment under the letter of intent. Accounts will be valued as of the day before the start date of the thirteen-month period. You must notify us, however, of the other existing accounts, and we may ask that you provide account statements for these other accounts. Please note that shares held in certain types of accounts (e.g., multi-participant employer-sponsored retirement plans and certain partnership and corporate) are not included for purposes of taking advantage of reduced sales charges offered by a letter of intent.

The Fund will hold a certain portion of your investment in escrow until your commitment is met. If your commitment is not met, a portion of your investment will be redeemed to satisfy the higher sales charge applicable to the amount actually purchased.

•

Reinvestment of Redemption Proceeds/Cash Dividends: Except for participants in certain employer-sponsored retirement plans, if you redeem any or all of your Class A shares of any Fund other than Thrivent Limited Maturity Bond Fund or Thrivent Money Market Fund, or receive cash dividends from one of these Funds, you may reinvest any amount of your redemption or cash dividend in Class A shares of any of the Funds without paying a sales charge. You must make your reinvestment within 90 days after redeeming your Class A shares or receiving your dividend and inform the Fund that you qualify for this discount. Your redemption or receipt of a cash dividend may be a taxable event even if the cash proceeds are later reinvested. Please contact your tax advisor for more information.

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•

Surrender, Dividend Withdrawal or Loan: If your assets are surrendered, you request a dividend withdrawal or you take out a loan from a life insurance or annuity contract issued by Thrivent Financial or Thrivent Life Insurance Company and you direct that the money should be used to purchase Class A shares of a Fund, the sales charge will be waived, provided that you inform the Fund that you qualify for this discount.

•

Investment Advisory Program: Shares purchased in connection with a fee-based investment advisory program offered by Thrivent Investment Management (“Thrivent Investment Mgt.”) will not be subject to any sales charge. In addition, assets held in one of these programs that are subsequently transferred to Class A shares of a Fund will not be subject to a sales charge.

•

Purchases by Tax-exempt Organizations: Shares of any Fund are available at one-half of the regular sales charge, if any, if purchased by organizations qualifying for tax-exemption under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code. You must notify us, at the time of initial purchase, if you are a tax-exempt organization under either 501(c)(3) or 501(c)(13). In addition, we may require that you provide proof of your tax-exempt status.

•

Periodic Waiver or Reduction of Initial Sales Charge: Thrivent Investment Mgt. may, from time to time, waive or reduce the initial sales charge on certain shares offered uniformly to the public for specific time periods as specified in the disclosure documents of the applicable Fund (e.g., prospectus or supplement to the prospectus).

•	Certain Retirement Plans: Thrivent Investment Mgt. may waive the sales charge for purchases of shares by certain retirement plan accounts.

•

Certain Financial Intermediaries: Thrivent Investment Mgt. may waive the sales charge for shares purchased by certain banks, broker-dealers and other financial institutions, which have entered into an agreement with Thrivent Investment Mgt. or one of its affiliates, on behalf of clients participating in a fund supermarket, wrap program, asset allocation program or other program.

Information on the Funds’ Web Site. Information regarding the ways to eliminate or reduce the initial sales charges is also available at www.thrivent.com/investments/shareholder/sales_charges.html, including hyperlinks that facilitate access to the information.

Deferred Sales Charge and Applicable Waivers

If you invest $1,000,000 or more in Class A shares and redeem those shares within one year (the “one-year time period”), a deferred sales charge of 1% will apply to the net asset value of those shares, with the net asset value measured at the time of purchase (or sale, if lower). In order to ensure that you pay the lowest deferred sales charge possible, the Fund will first redeem shares that are not subject to the deferred sales charge and then shares subject to the deferred sales charge. There is no deferred sales charge on exchanges into Class A shares of another Fund. The date of your initial investment will continue to be used as the basis for deferred sales charge calculations when you exchange. If you exchange Class A shares of any other Fund for Class A shares of Thrivent Money Market Fund or Thrivent Limited Maturity Bond Fund, the elapsed time used to measure the one-year time period will stop during the period your investment is in the Class A shares of either the Thrivent Money Market Fund or the Thrivent Limited Maturity Bond Fund. The amount of any deferred sales charge will be paid to Thrivent Investment Mgt., the distributor of the Funds.

No deferred sales charge will apply to the following:

•	Increases in the net asset value of shares above the purchase price;
•	Shares purchased through reinvestment of dividends and capital gains distributions;
•	Shares purchased more than one year prior to redemption;
•

Shares redeemed due to the death or disability of a sole individual shareholder (but not for shares held in joint accounts or “family,” ”living” or other trusts) and for mandatory retirement distributions from an IRA or a tax-sheltered custodial account (403(b) plan); or

•	Redemptions from certain retirement plans that are taken in substantially equal payments.

Rule 12b-1 Fees

Class A shares have an annual Rule 12b-1 fee for distribution and shareholder servicing activities. The Rule 12b-1 fee is no more than 0.25% each year of average daily net assets. The Fund pays the Rule 12b-1 fees to Thrivent Investment Mgt. Those fees are paid out of a Fund’s assets attributable to the class of shares on an ongoing basis. As a result, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Buying Shares

Opening an Account

You must open an account for each Fund that you want to purchase. Your Thrivent Investment Mgt. representative is ready to help you open a new account. If you do not know the name of your representative, please call the Thrivent Investment Mgt. Investment Interaction Center (“Interaction Center”) at (800) THRIVENT (847-4836).

How you register your account with the Fund can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax advisor to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your application. If shares are held in the name of certain types of accounts such as a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary. It will generally not be possible to transfer Fund shares to an account with a broker-dealer other than Thrivent Investment Mgt.

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Required Minimum Investments

REGULAR ACCOUNT	FIRST PURCHASE	ADDITIONAL PURCHASES
	$1,000	$50

IRA OR TAX-DEFERRED PLAN
	$500	$50

EMPLOYER SPONSORED QUALIFIED PLANS	NO MINIMUM REQUIREMENT
AUTOMATIC INVESTMENT PLAN	MINIMUM MONTHLY AMOUNT PER FUND ACCOUNT NUMBER
$50

Please note that these minimums are not applicable to investors in certain managed account programs.

Shares of the Fund are issued on days on which the NYSE is open, which generally are weekdays other than national holidays. Your order will be considered received when your check or other payment is received in good order. Good order means that your instructions and any required payment have been received in the form required by the Fund, including the name of the Fund, the account number, the amount of the transaction, and all required signatures. Orders received in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day.

The Fund reserves the right to reject any purchase request.

Initial Purchases

You may purchase initial shares through your Thrivent registered representative or in any of the following ways:

•	By mail;
•	By the Internet; or
•	By wire/ACH transfer.

Initial Purchases by Mail

(See Address under “HOW TO CONTACT US”)

To buy shares of the Fund by mail:

•	Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Make your check payable to the Fund you are buying. If more than one Fund, make your check payable to “Thrivent Mutual Funds.”

Initial Purchases by Internet

To buy initial shares of the Fund by the Internet, please note the following:

•	Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing such transactions.
•	This privilege may not be available on certain accounts.

Initial Purchases by Wire Transfer

•	In order to buy shares of the Fund by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System.
•	Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Instruct your bank to wire transfer the funds. (See Wire Transfer Instructions under “HOW TO CONTACT US”)
•

Thrivent Mutual Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.

Purchases by Employer Sponsored Qualified Plans and IRAs or Other Tax-Deferred Plans

For SEPS, SIMPLES and 403(b) plans, while there is no Required Minimum Investment amount for purchases, we reserve the right to limit purchases to a single Fund until a minimum of $500 is achieved. In addition, the Required Minimum Investment on a purchase for IRAs or other Tax-Deferred Plans, as disclosed above in “Required Minimum Investments,” may be waived.

Additional Purchases

You may purchase additional shares in any of the following ways:

•	By mail;
•	By telephone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through the Automatic Investment Plan.

Additional Purchases by Mail

(See Address under “HOW TO CONTACT US”)

To make additional purchases by mail, make your check payable to the specific Fund in which you are investing. If more than one Fund, make your check payable to Thrivent Mutual Funds. Please indicate your Fund account number on the face of your check. If you have more than one account, always verify that you are investing in the proper account. This will help ensure the proper handling of the transaction.

Additional Purchases by Telephone

Before you can buy additional shares by telephone, you may be required to select the Request for Telephone Purchase option on the application, or subsequently in writing, and submit additional documents. Once you have requested that this option be set up on your account, you can call the Interaction Center at (800) THRIVENT (847-4836) and the Fund will withdraw money from your bank checking or savings account to make your investment.

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The Fund has implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information and supplying transaction verification information. Please note, however, that the Fund will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. If an account has multiple owners, the Fund may rely on the instructions of any one account owner. This privilege may not be available on certain accounts.

Additional Purchases by the Internet

You may purchase additional shares within your Fund accounts over the Internet. A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing transactions on your Fund accounts. This privilege may not be available on certain accounts.

Additional Purchases by Wire Transfer

•

You may make additional purchases in an existing Fund account by wire transfer. In order to buy shares of the Fund by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System. This privilege may not be available on certain accounts.

•	Instruct your bank to wire transfer the funds. (See Wire Transfer Instructions under “HOW TO CONTACT US”)
•

Thrivent Mutual Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.

Automatic Investment Plans

The Fund offers several automatic investment plans to make periodic investing more convenient. Using the Fund’s automatic investment plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you dollar cost average, you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets.

For further information regarding any of the following automatic investment plans, contact your Thrivent Investment Mgt. representative or the Interaction Center at (800) THRIVENT (847-4836).

Automatic Bank Withdrawal Plan

Investors who wish to make regular additional investments in an existing Fund account may do so through the Fund’s Automatic Bank Withdrawal Plan. Under this plan, the Fund will withdraw from an investor’s bank checking or savings account in the amount specified—on specified dates. The proceeds will be invested in shares of the specified Fund at the applicable offering price determined on the date of the draw. To use this plan, you must authorize the plan on your application form, or subsequently in writing, and may be required to submit additional documents. This privilege may not be available on certain accounts.

Automatic Payroll Deduction Savings and Investment Plan

The payroll deduction savings and investment plan allows employees, Social Security recipients, federal employees and military personnel to invest in the Funds through direct deduction from their paychecks or commission checks. For information about how to instruct another institution to send payroll deduction amounts to your mutual fund account, contact the Interaction Center at (800) THRIVENT (847-4836).

Retirement Plans

Individual and employer-sponsored retirement plans may be established with assets invested in Thrivent Mutual Funds. These accounts may offer you tax advantages. You should consult with your attorney and/or tax advisor before you establish a retirement plan. Additional fees may apply to some retirement accounts. Please review plan documents and/or custodial account agreements for more information. Your Thrivent registered representative can provide you with the materials, documents and forms you need for establishing your retirement plan. Please note, however, that each Fund reserves the right to not make its shares available to certain retirement plans.

Purchase Policies

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent Mutual Funds does not accept cash, traveler’s checks, credit card courtesy checks or most third-party and starter checks. If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, the Fund may postpone paying the redemption proceeds until your payment has cleared, which could take up to 10 days or more from the date of purchase. In addition, you may have to submit additional paperwork to redeem shares for which payment has not yet cleared. Purchasing shares by bank wire would streamline the redemption process in such instances.

The Fund reserves the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

Redeeming Shares

When a Fund receives your request for redemption in good order, the Fund will redeem all available shares at the next calculation of the Fund’s NAV. Orders received in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the New York

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Stock Exchange (“NYSE”) is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, a Fund may delay paying the redemption proceeds until your payment has cleared, which could take up to 10 days or more from the date of purchase. In addition, you may have to submit additional paperwork to redeem shares for which payment has not yet cleared. Purchasing shares by bank wire would streamline the redemption process in such instances.

If an account has multiple owners, the Fund may rely on the instructions of any one account owner to redeem shares. If shares are held in the name of certain types of accounts such as a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary.

Please note that an additional fee of $12.50 will be assessed for a redemption delivered by weekday overnight mail, and a fee of $20 will be assessed for a redemption delivered by overnight mail for Saturday delivery. In addition, if you request a redemption by wire transfer, a fee of up to $50 may be assessed. These fees will be satisfied by the redemption of account shares.

A Fund will mail payment proceeds within seven days following receipt of all required documents. However, mailing may be delayed if the Fund is waiting for your means of purchase to clear.

You may redeem shares in any of the following ways:

•	By mail;
•	By phone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through the Systematic Withdrawal Plan.

Redemptions from certain accounts may be subject to additional plan provisions.

Redemptions by Mail

(See Address under “HOW TO CONTACT US”)

Step 1:	Complete a Thrivent redemption form. You may obtain this form by contacting your Thrivent registered representative or the Interaction Center or by downloading the form on www.thrivent.com. As an alternative, you may prepare a written request including the following information:

•	Name(s) of the account owner(s);
•	Your account number;
•	The name of the Fund(s) whose shares are being redeemed;
•	Dollar amount or number of shares you wish to redeem; and
•	Signature of authorized signer(s).

You must have a Medallion Signature Guarantee if you want to sell shares with a value of $500,000 or more. A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You endorse the applicable form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may generally be obtained at any national bank or brokerage firm. We may waive the Medallion Signature Guarantee requirement in limited instances. The Funds do not accept Medallion Signature Guarantees by fax.

A written redemption request between $100,000 and $499,999.99 requires one of the following three procedures:

•	Your notarized signature;
•	An attestation of your signature by a Thrivent registered representative; or
•	A Medallion Signature Guarantee.

One of these three procedures would also be required for:

•	Requests to send redemption proceeds to an address other than the one listed on the account;
•	Requests to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;
•	Requests to make redemption proceeds payable to someone other than the current owner; and
•	Requests to sell shares if there has been a change of address on the account within the preceeding 15 days.

If you have any questions regarding the foregoing, please contact your Thrivent registered representative or the Interaction Center at (800) THRIVENT (847-4836).

Step 2:	Submit your redemption request by mail or fax.

Redemptions by Telephone

The privilege to redeem shares by telephone is automatically extended to most shareholder accounts, unless the option is specifically declined on your application. Certain accounts are not extended this privilege. If you do not want the telephone redemption option, please call the Interaction Center at (800) THRIVENT (847-4836). By accepting this privilege, you assume some risks for unauthorized transactions.

Telephone redemption checks will be issued to the same payee(s) as the account registration and sent to the address of record.

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Telephone redemptions are not allowed if, among other examples:

•	There has been a change of address in the preceding 15 days; or
•	The request is for $500,000 or more.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching the Interaction Center by phone, and a telephone redemption may be difficult to implement at those times.

Redemptions by the Internet

You may redeem shares from your accounts over the Internet. A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing transactions on your accounts. This privilege may not be available on certain accounts.

Internet redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record.

Internet redemptions are not allowed if, among other examples:

•	There has been a change of address in the preceding 15 days; or
•	The request is for $100,000 or more.

Redemptions by Wire Transfer

In order to redeem shares by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System. When redeeming shares by wire transfer, the following conditions apply:

•	A fee of up to $50 may be assessed for redemptions by wire.
•	Other restrictions may apply if Thrivent Mutual Funds does not already have information related to your bank account.
•	This privilege may not be available on all certain accounts.

Systematic Withdrawal Plan

You can have money automatically withdrawn from your Fund account(s) on a regular basis by using the Systematic Withdrawal Plan. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:

•	You need a minimum of $5,000 in your account to start the plan.
•	To stop or change your plan, you must notify Thrivent Mutual Funds 10 days prior to the next withdrawal.
•	Because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account.
•	This privilege may not be available on certain accounts.

Exchanging Shares Between Funds

You may exchange some or all of your shares of one Fund for shares of any of the other Funds. You may make exchanges by using the options described in this section or by using the automatic exchange plan, which allows you to make exchanges on a regular basis. If you exchange shares of a Fund for which you have previously paid an initial sales charge for shares of another Fund, you will not be charged an initial sales charge for the exchange. If the shares to be exchanged have not previously paid a sales charge, that portion of the shares acquired through reinvested dividends and capital gains will not be subject to a sales charge.

Shareholders who are eligible to purchase Institutional Class shares may exchange some or all of their Class A shares for Institutional Class shares of any of the Funds. Accounts that qualify for Institutional Class shares will not necessarily be automatically converted. If you become eligible to invest in Institutional Class shares, please contact your Thrivent registered representative. Accounts in Institutional Class shares that are below the required minimum balance for the Institutional Class may be exchanged into Class A shares by Thrivent Investment Mgt.

All exchanges will be based on the NAV of the shares you are exchanging and acquiring and, in most cases, will be subject to the minimum investment requirements. Except as described above, shares of one class may not be exchanged for shares of another class.

The Funds reserve the right to terminate the exchange privilege of any shareholder who is believed to be engaging in abusive trading activity, as discussed in “Abusive Trading Policy and Monitoring Process.” Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. If the exchange policies are materially modified or terminated, the Fund will give you at least 60 days prior notice.

You may obtain this form or receive more information about making exchanges between Funds by contacting your Thrivent registered representative or the Interaction Center. Orders received before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day.

You may exchange funds in any of the following ways:

•	By mail;
•	By telephone;
•	By the Internet; or
•	By the Automatic Exchange Plan.

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Exchanges by Mail

Prepare and mail a written request including the following information:

•	Name(s) of the account owner(s);
•	Your Fund(s) and account number(s);
•	Dollar or share amount you wish to exchange;
•	The name of the Fund(s) and account number(s) you are exchanging into; and
•	Signatures of all account owners.

Exchanges by Telephone

The privilege to exchange shares by telephone is automatically extended to most accounts, unless the option is specifically declined on your application. This privilege may not be available on certain accounts. If you do not want the telephone exchange option, please call the Interaction Center at (800) THRIVENT (847-4836). By accepting this privilege, you assume some risks for unauthorized transactions.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching the Interaction Center by phone, and a telephone exchange may be difficult to implement at those times.

Exchanges by the Internet

You may exchange shares within your Fund accounts over the Internet. A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing transactions on your Fund accounts. This privilege may not be available on certain accounts.

Automatic Exchange Plans

You may exchange shares on a regular basis by using the Automatic Exchange Plan. The plan allows you to exchange funds at regular intervals, on dates you select, between the different funds of the Thrivent Mutual Funds. The following guidelines apply:

•	Exchanges are permitted between accounts of the same share class and accounts with similar registrations, subject to Required Minimum Investments.
•	To start the plan, you will, in most cases, be required to complete paperwork.
•	To stop or change your plan, you must notify Thrivent Mutual Funds 10 days prior to the next exchange date.

For further instructions on how to start, stop, or make changes to the plan, call the Interaction Center at (800) THRIVENT (847-4836), or notify the Fund in writing.

Transaction Confirmations

Thrivent Investment Mgt. generally mails written confirmation of your transaction within five business days following the date of your transaction. Thrivent Investment Mgt. will mail confirmation of your automatic investment plan transactions at least quarterly. You also can check your account activity on www.thrivent.com or by calling the Automated Service Line at (800) 847-4836.

Accounts with Low Balances

Due to the high cost to shareholders of maintaining accounts with low balances, the transfer agent may, by redeeming shares, charge an annual fee of $12 (a “small account fee”) if the value of shares in the account falls to an amount less than certain minimums described previously in the Prospectus under Shareholder Information—Buying Shares—Required Minimum Investments. The small account fee, which will be satisfied by the redemption of account shares, may be waived for certain accounts (e.g., certain retirement plans and investors in certain managed account programs). Small account fees will be automatically deducted from your account once each year. Alternatively, your account could be closed (rather than assessing an annual small account fee) by redeeming the shares in your account. Before your account is closed, however, you will be notified in writing and allowed 60 days to purchase additional shares. If additional shares are not purchased, any such close-out redemption may be at a time that is not favorable to you.

Frequent Trading Policies and Monitoring Processes

Because short-term or excessive trading in Fund shares may disrupt management of a Fund and increase Fund expenses, the Fund places certain limits on frequent trading in the Fund. Except with respect to systematic purchases and redemptions, omnibus accounts and other specifically approved accounts, the Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Board of Trustees of the Fund has adopted the policy set forth below to deter frequent trading activity.

Several different tactics are used to reduce the frequency and effect that frequent trading can have on the Fund. The Fund may use a combination of monitoring shareholder activity and restricting shareholder transactions on certain accounts to combat such trading practices. The Fund’s use of effective fair value pricing procedures also reduces the opportunities for short term traders.

When monitoring shareholder activity, the Fund may consider several factors to evaluate shareholder activity including, but not limited to, the amount and frequency of transactions, the amount of time between purchases and redemptions (including exchanges), trading patterns, and total assets in the Fund that are purchased and redeemed. In making this evaluation, the Fund may consider trading in multiple accounts under common ownership or control. The Fund reserves the right, in its sole discretion, to consider other relevant factors when monitoring shareholder activity.

If a shareholder is believed to be engaging in frequent trading activity, the Fund may request the shareholder to cease such activity, restrict the frequency and number of exchanges allowed on an account, or take other action as the Funds deem necessary to limit or restrict the account privileges to the shareholder. The Fund may also reject or cancel any purchase

15

request, including the purchase side of an exchange, without notice for any reason. If it becomes necessary to cancel a transaction of a shareholder whose account has been restricted, the Fund will promptly reverse the exchange or (if the purchase request is not associated with an exchange) refund the full purchase price to the shareholder.

Although the Fund seeks to deter frequent trading practices, there are no guarantees that all activity can be detected or prevented. Shareholders engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Omnibus accounts like those maintained by brokers and retirement plans aggregate purchases and redemptions for multiple investors whose identities may not be known to the Fund. The Fund monitors aggregate trading activity of the omnibus accounts, and if suspicious activity is detected, the Fund will contact the intermediary associated with the account to determine if short-term or excessive trading has occurred. If the Fund believes that its frequent trading policy has been violated, it will ask the intermediary to impose restrictions on excessive trades. However, the financial intermediary associated with the omnibus account may be limited in its ability to restrict trading practices of its clients.

In addition, transactions by certain institutional accounts, asset allocation programs and Funds investing in other Funds may be exempt from the policies discussed above, subject to approval by designated persons at Thrivent Financial. The Statement of Additional Information includes a description of arrangements permitting frequent purchases and redemptions of Fund shares.

Disclosure of Fund Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information for the Fund and at www.thrivent.com.

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Distributions

Dividends

Dividends of the Fund, if any, are generally declared and paid annually.

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by the Fund.

Capital Gains

Capital gains distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31.

Distribution Options

When completing your application, you must select one of the following options for dividends and capital gains distributions:

•

Full Reinvestment. Distributions from a Fund will be reinvested in additional shares of the same class of that Fund. This option will be selected automatically unless one of the other options is specified.

•	Full Reinvestment in a Different Fund. You may also choose to have your distributions reinvested into an existing account of the same class of another Fund within the Thrivent Mutual Funds.

•	Part Cash and Part Reinvestment. You may request to have part of your distributions paid in cash and part of your distributions reinvested in additional shares of the same class of the Fund.

•

All Cash. Distributions will be paid in cash. You may choose to send your distributions directly to your bank account or request to have a check sent to you. Your request to receive all or a portion of your distributions in cash must be received at least 10 days before the record date of the dividend or other distribution.

The Fund reserves the right to automatically reinvest any distributions into your account that are less than $10.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

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Taxes

General

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. In general, any net investment income and short-term capital gain distributions you receive from a Fund are taxable as ordinary income. To the extent a Fund receives and distributes qualified dividend income, you may be eligible for a tax rate lower than that on other ordinary income distributions. Distributions of other net capital gains by the Fund are generally taxable as capital gains—in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long a Fund has held the Fund securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.

Every year, the Fund will send you a statement detailing the tax status of all your distributions for the previous year. The tax statement for the Fund will be mailed in January.

The sale of shares in your account may produce a gain or loss, which may be a taxable event. For tax purposes, an exchange between Funds is the same as a sale. You will not be required to pay federal income tax on exchanges of Class A shares of a Fund for Institutional Class Shares of the same Fund.

For Fund shares purchased on or after January 1, 2012 through 1099-B reportable accounts (“covered shares”), the Fund tracks the cost basis of these shares pursuant to your cost basis election (e.g., average cost; last-in, first-out (LIFO)). In the event that you do not elect a particular method, the average cost method will be used on your covered shares. When you redeem your covered shares, the Fund will provide you with a tax statement indicating your capital gains or losses, if any, on the redemption of covered shares during the applicable tax period and will also report this information to the Internal Revenue Service. You are required to use this provided information when filling out your Federal tax return. For more information about the Fund’s practices regarding cost basis, please visit www.thrivent.com.

Your investment in the Fund could have additional tax consequences. For example, investing in a Fund through a retirement plan could have special tax consequences. Please review plan documents and/or custodial account agreements for additional information. In addition, please consult your tax professional for assistance regarding these potential tax consequences.

By law, the Fund must withhold 28% of your distributions and proceeds as a prepayment of federal income tax if you have not provided complete, correct taxpayer information. In addition, to the extent that a Fund invests less than 50% of its total assets in municipal bonds, income generated from those bonds and distributed to Fund shareholders would generally be subject to federal income tax.

Foreign investments pose special tax issues for this Fund and its shareholders. For example, certain gains and losses from currency fluctuations may be taxable as ordinary income. Also, certain foreign countries withhold taxes on some interest and dividends that otherwise would be payable to this Fund. If the amount withheld is material, this Fund may elect to pass through a credit to shareholders.

18

Other Securities and Investment Practices

The principal investment strategies and risk factors of the Fund are outlined beginning on page 2. This section provides additional information about some of the securities and other practices in which the Fund may engage, along with their associated risks. Each of the additional strategies in this section are non-principal strategies.

Repurchase agreements: The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

When-issued securities: The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.

Exchange Traded Funds (ETFs). The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed fund of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Real Estate Investment Trusts (REITs): The Fund may invest in REITs. REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All types of REITs may be affected by changes in interest rates. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through a Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Zero coupons: The Fund may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Fund that has purchased the security and the Fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Fund to liquidate Fund securities at a disadvantageous time.

Foreign Currency Transactions: The Fund may conduct foreign currency exchange transactions, normally either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term greater than one year.

Under unusual circumstances, the Fund may commit a substantial portion of their portfolios to the consummation of these contracts. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and the Fund’s total returns could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Restricted and illiquid securities: The Fund may invest to a limited extent in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Securities lending: The Fund may seek additional income by lending Fund securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.

Derivatives: The Fund may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives

19

from another security, an index or a currency. The Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset.

With some derivatives, whether used for hedging, replication or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. In addition, suitable derivative investments for hedging, replication or speculative purposes may not be available.

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.

Mortgage-backed and asset-backed securities: The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the repayment patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

High yield bonds: The Fund may invest in high yield bonds including defaulted high yield securities. High yield bonds are debt securities rated below BBB by S&P or Baa by Moody’s or unrated securities deemed to be of comparable quality by the Adviser. To the extent that a Fund invests in high yield bonds, it takes on the following risks:

•	The risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds.
•	Issuers of high yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Government bonds and municipal bonds: The Fund may invest in government bonds and municipal bonds. As a result, the Fund’s performance may be affected by political and economic conditions at the state, regional or Federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues.

Securities ratings: When fixed-income securities are rated by one or more independent rating agencies, a Fund uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the BBB major rating category by S&P or the Baa major rating category by Moody’s, or unrated but considered of equivalent quality by the Fund’s adviser. High-yield bonds are below investment grade bonds in terms of quality.

In cases where a bond is rated in conflicting categories by different rating agencies, the Fund may choose to follow the higher rating. If a bond is unrated, the Fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Short-term trading: The investment strategy for the Fund at times may include short-term trading. While the Fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase the Fund’s transaction costs and may increase your tax liability.

Initial public offerings: The Fund may purchase securities in initial public offerings (IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. There can be no assurance that a Fund will have favorable IPO investment opportunities.

Defensive investing: In response to market, economic, political or other conditions, the Fund may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.

Unusual opportunities. The Fund may purchase some securities that do not meet its normal investment criteria when the investment adviser or subadviser perceives an unusual opportunity for gain, which could include a variety of factors, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. If the anticipated gains do not materialize, the Fund could lose money from such an investment.

20

In-Kind Redemptions. The Fund may redeem its shares in-kind (i.e., with portfolio securities of the Fund) to certain shareholders seeking an in-kind redemption. A redeeming shareholder may incur brokerage or other transaction costs to convert the securities to cash. The securities will also be subject to market risk. In unusual cases in which it will protect the interests of the remaining shareholders, the Fund may redeem illiquid securities to a redeeming shareholder. If a shareholder receives illiquid securities, the shareholder may be unable to sell the securities.

21

Thrivent Mutual Funds

By Telephone: By Mail (Redemptions, Exchanges or Other Requests):

800-847-4836 Thrivent Mutual Funds

PO Box 219348

By Internet: Kansas City, Missouri 64121-9348

www.thrivent.com

By Express Mail:

By Mail (New Applications): Thrivent Mutual Funds

Thrivent Mutual Funds 330 West 9th Street

PO Box 219347 Kansas City, Missouri 64105

Kansas City, Missouri 64121-9347

By Fax:

By Mail (Additional Investments): 866-278-8363

Thrivent Mutual Funds

PO Box 219334

Kansas City, Missouri 64121-9334

The Statement of Additional Information, which is incorporated by reference into this Prospectus,

contains additional information about the Funds. Additional information about the Funds’

investments is available in the Funds’ annual and semiannual reports to shareholders. In the

Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Funds during its last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report or the semiannual report, or you may make additional requests or inquiries by calling 800-847-4836. The

Statement of Additional Information, the annual report and the semiannual report are also available,

free of charge, at www.thrivent.com. You also may review and copy information about the Funds

(including the Statement of Additional Information) at the Public Reference Room of the Securities

and Exchange Commission in Washington, DC. You may get more information about the Public

Reference Room by calling 202-551-8090. You also may get information about the Funds on the

EDGAR data base at the SEC website (www.sec.gov), and copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington,

DC 20549-1520, or by sending an email to: publicinfo@sec.gov.

1940 Act File No. 811-5075

27514PR  N8-2012

625 Fourth Ave. S., Minneapolis, MN 55415-1665

4HRIVENT_COM s

4(2)6%.4s

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

Choose eDelivery.

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectus**
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- **Annual privacy notices**

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Securities offered through Thrivent Investment Management Inc., 625 Fourth Avenue S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

27551PR N7-12

Thrivent Investment Management®

Thrivent Mutual Funds

Prospectus
Institutional Class Shares
August 31, 2012

Thrivent Partner Emerging Markets Equity Fund TPEIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Financial Bank or any other bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.

27576PR N7-12 Thrivent.com

1

Thrivent Partner Emerging Markets Equity Fund

Investment Objective

Thrivent Partner Emerging Markets Equity Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of a fund of Thrivent Mutual Funds. More information about these and other discounts is available from your financial professional and in the “Institutional Class Shares” section on pages 9 through 11 of this prospectus and the “Sales Charges” section under the heading “Purchase, Redemption and Pricing of Shares” on pages 51 through 53 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)[1]	None
ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	1.15%
Total Annual Operating Expenses	2.35%
Less Expenses Reimbursement[2]	1.03%
Net Annual Fund Operating Expenses	1.32%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Fund for the current fiscal year. Actual expenses may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least February 28, 2014, to waive a portion of the management fees of associated with the Institutional Class shares of the Fund in order to limit the Net Annual Fund Operating Expenses to an annual rate of 1.32% of the average daily net assets of the Institutional Class shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years

$134	$635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Strategies

The Fund will invest principally in equity securities. The Fund will also invest in equity-related securities, such as foreign-registered shares and preferred shares. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in equity or equity-related securities: (i) of issuers that have their principal securities trading market in an emerging country; (ii) of issuers that derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; (iii) of issuers that are organized under the laws of, and have a principal office in, an emerging country; (iv) consisting of depositary receipts of issuers described in (i) and (iii) above, or (v) consisting of exchange-traded funds that invest in an emerging country or countries. The Fund considers an emerging market to be any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with a low- to middle-income economy according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) included in the MSCI Emerging Markets Index. The Fund will generally invest in companies with market capitalizations of $100 million or more, with sufficient liquidity.

2

The Fund’s subadviser seeks to identify emerging market companies trading at a discount relative to such companies’ estimated long-term earning potential by using in-depth fundamental analysis combined with top down country risk assessment. The Fund’s subadviser attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with below average risk relative to the MSCI Emerging Markets Index.

The Fund may sell a security when it believes the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, or more attractive opportunities are identified.

Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in equity securities of issuers as described above from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Principal Risks

The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices risk and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market as measured by the Fund’s benchmark index. The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Fund’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions – such as Latin America, Asia, Europe, and the Mediterranean region – can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product of service markets, fewer financial resources, and less competitive strength than larger companies.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Stocks of undervalued companies may not rise as quickly as anticipated

3

if the market doesn’t recognize their intrinsic values or if value stocks are out of favor. The value approach carries the risk that the market will not recognize a security’s intrinsic values for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Fund may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Fund believes they are worth.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility and Performance

No performance information for the Fund is provided because it did not commence operations until August 31, 2012.

Management

Investment Adviser(s)

The Fund is managed by Thrivent Asset Management, LLC, which has engaged DuPont Capital Management Corporation (“DuPont Capital”) to subadvise the Fund.

Portfolio Manager(s)

Rafi U. Zaman, CFA has been the portfolio manager for the Fund since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, and has oversight for all Global Equity strategies. He joined DuPont Capital in 1998.

Purchase and Sale of Fund Shares

The minimum initial investment requirement for this Fund is $50,000, so long as the institutional investor is also initially investing, in the aggregate, $500,000 in Thrivent Mutual Funds. If the investor were a congregation, the minimum initial investment requirement would instead be $25,000, so long as it were also investing initially, in the aggregate, $250,000 in Thrivent Mutual Funds. The investor may combine purchases of Class A and Institutional Class shares of the Fund to meet these investment requirements. There is no minimum subsequent investment requirement for the Fund, provided that these initial minimum investment requirements are maintained.

You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone (1-800-847-4836), the Internet (www.thrivent.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Thrivent Partner Emerging Markets Equity Fund

Investment Objective

Thrivent Partner Emerging Markets Equity Fund seeks long-term capital growth.

Principal Strategies

The Fund will invest principally in equity securities. The Fund will also invest in equity-related securities, such as foreign-registered shares and preferred shares. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in equity or equity-related securities: (i) of issuers that have their principal securities trading market in an emerging country; (ii) of issuers that derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; (iii) of issuers that are organized under the laws of, and have a principal office in, an emerging country; (iv) consisting of depositary receipts of issuers described in (i) and (iii) above; or (v) consisting of exchange-traded funds that invest in an emerging country or countries. The Fund considers an emerging market to be any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with a low- to middle-income economy according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) included in the MSCI Emerging Markets Index. The Fund will generally invest in companies with market capitalizations of $100 million or more, with sufficient liquidity.

The Fund’s subadviser seeks to identify emerging market companies trading at a discount relative to such companies’ estimated normalized earning potential by using in-depth fundamental analysis combined with top down country risk assessment. The Fund’s subadviser attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with below average risk relative to the MSCI Emerging Markets Index.

The Fund may sell a security when it believes the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, or more attractive opportunities are identified.

Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in equity securities of issuers as described above from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Principal Risks

The Fund is subject to the following principal investment risks, which are described and listed in alphabetical order in the Glossary of Principal Risks on page 6: Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Small Cap Risk, Mid Cap Risk, Large Cap Risk, Volatility Risk, Liquidity Risk, and Investment Adviser Risk.

5

Glossary of Principal Risks

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Fund’s share price to decline.

Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices and impair the Fund’s ability to repatriate capital or income. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Fund’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. To the extent that the Fund invests in common stock, common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in and general creditors of, the company.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Fund may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Fund believes they are worth.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product of service markets, fewer financial resources, and less competitive strength than larger companies.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic values or if value stocks are out of favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

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Management, Organization and Capital Structure

Investment Adviser

Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), serves as investment adviser for each Fund. Thrivent Asset Mgt. and its affiliates have been in the investment advisory business since 1986 and managed approximately $76 billion in assets as of December 31, 2011, including approximately $27 billion in mutual fund assets.

Thrivent Asset Mgt. has entered into a subadvisory agreement with the subadviser and pays the subadviser a portion of the net advisory fee Thrivent Asset Mgt. receives from the Fund. Thrivent Asset Mgt. establishes the overall investment strategy and evaluates, selects and recommends, subject to the approval of the Board of Trustees, one or more subadvisers to manage the investments of the Fund. Thrivent Asset Mgt. also allocates assets to the subadvisers, monitors the performance, security holdings, and investment strategies for the subadvisers and, when appropriate, researches any potential new subadvisers for the Fund. Thrivent Asset Mgt. has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. The Fund’s annual and semiannual reports to shareholders discuss the basis for the Board of Trustees approving any investment adviser agreement or investment subadviser agreement during the most recent six-month period covered by the report.

Thrivent Asset Mgt. and Thrivent Mutual Funds received an exemptive order from the SEC that permits Thrivent Asset Mgt. and the Fund, with the approval of Thrivent Mutual Funds’ Board of Trustees, to retain one or more subadvisers for the Fund, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Fund. Thrivent Asset Mgt. will notify shareholders of the Fund if there is a new subadviser for the Fund.

Advisory Fees

The Fund pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and Thrivent Mutual Funds provides for the following advisory fees (expressed as a percentage of average net assets):

FUND	ADVISORY FEE
Thrivent Partner Emerging Markets Equity Fund	1.20% for first $50 million
1.07% over $50 million

Portfolio Management

This section provides information about the portfolio management for the Fund. The Statement of Additional Information for the Fund provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Thrivent Partner Emerging Markets Equity Fund

Thrivent Asset Mgt. has engaged DuPont Capital Management Corporation (“DuPont Capital”), One Righter Parkway, Suite 3200, Wilmington, Delaware 19803. DuPont Capital is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company. It was established in 1975, became an SEC-registered investment adviser in 1993 and offers investment advisory services and global perspective to institutional investors. As of December 31, 2011, DuPont Capital had assets under management of approximately $25.9 billion including separate accounts and mutual funds. Rafi U. Zaman, CFA has been the portfolio manager for the Fund since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, and has oversight for all Global Equity strategies. He joined DuPont Capital in 1998.

Personal Securities Investments

Personnel of Thrivent Asset Mgt. and the subadvisers may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions under the codes of ethics.

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Shareholder Information

HOW TO CONTACT US

By Telephone:

1-800-847-4836

By Internet:

www.thrivent.com

By Mail (New Applications):

Thrivent Mutual Funds

P.O. Box 219347

Kansas City, Missouri 64121-9347

By Mail (Additional Investments):

Thrivent Mutual Funds

P.O. Box 219334

Kansas City, Missouri 64121-9334

By Mail (Redemptions, Exchanges or Other Requests):

Thrivent Mutual Funds

P.O. Box 219348

Kansas City, Missouri 64121-9348

By Express Mail:

Thrivent Mutual Funds

330 West 9th Street

Kansas City, Missouri 64105

By Fax:

1-866-278-8363

Wire Transfer Instructions:

State Street Corp.

225 Franklin Street

Boston, MA 02101

ABA #011000028

Account #4195-538-6

Credit:

Thrivent Financial Investor Services Inc. as Agent for the benefit of Thrivent Mutual Funds

Further Credit:

[Name of the Fund]

[Shareholder Account Number]

[Shareholder Registration/Name]

Pricing Fund’s Shares

The price of the Fund’s shares is based on the Fund’s net asset value (“NAV”). The Fund determines the NAV for a particular class of shares once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. The Fund does not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The price at which you purchase or redeem shares of the Fund is based on the next calculation of the NAV after the Fund receives your purchase or redemption request in good order.

The Fund determines the NAV for a particular class by dividing the total Fund assets attributable to that class, less all liabilities attributable to such class, by the total number of outstanding shares of that class. To determine the NAV, the Fund generally values its securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board of Trustees has authorized the Adviser to make fair valuation determinations under the ultimate supervision of the Board of Trustees and pursuant to policies approved by the Board of Trustees. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Trustees. For any portion of the Fund’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Fund invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Fund’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Adviser, subject to oversight by the Board of Trustees, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events. The Fund discourages frequent trading practices (including those that may attempt to take advantage of

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significant events, the occurrence of which are not necessarily reflected in available price quotations of foreign securities) through a variety of methods.

Institutional Class Shares

Thrivent Mutual Funds has adopted a system of multiple classes of shares for the of the Fund. There is no sales load imposed in connection with the purchase of Institutional Class shares and such shares are not subject to any Rule 12b-1 fee.

Institutional Class shares are offered to institutions, church organizations, certain retirement plans sponsored by institutions and participants in various mutual fund asset allocation, wrap account, and private account programs offered by Thrivent Investment Management (“Thrivent Investment Mgt.”), an affiliate of Thrivent Asset Mgt. Because the sales charges and expenses vary between the Class A shares and Institutional Class shares, performance will vary with respect to each class. A copy of the Class A prospectus may be obtained by writing to the Fund, calling toll free 1-800-847-4836, or downloading it from our Web site (www.thrivent.com).

Buying Shares

Opening an Account

You must open an account for each Fund that you want to purchase. Your Thrivent registered representative is ready to help you open a new account. If you do not know the name of your representative, please call the Thrivent Investment Mgt. Investment Interaction Center (“Interaction Center”) at (800) THRIVENT (847-4836).

How you register your account with the Fund can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your application. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary. It will generally not be possible to transfer Fund shares to an account with a broker-dealer other than Thrivent Investment Mgt.

Required Minimum Investments

You may combine your purchases of Class A and Institutional Class shares of the Fund to meet the minimum initial investment requirements. You must notify us at the time of purchase of the other existing accounts, and we may ask you to provide us with account statements of these accounts.

As long as the initial minimum investment requirements are maintained, there are no subsequent minimum investment requirements. Accounts in Institutional Class shares that are below the required minimum balance for the Institutional Class may be exchanged into Class A shares by Thrivent Investment Mgt.

	INITIAL PURCHASE (AGGREGATE)	INITIAL PURCHASE (PER FUND)
Institutions	$500,000	$50,000
Congregations	$250,000	$25,000

These minimums do not apply to the fee-based investment advisory programs offered by Thrivent Investment Mgt. or its affiliates. The initial minimum investment for Institutional Class shares in non-discretionary advisory programs is $5,000 per Fund. There is no minimum initial investment for Institutional Class shares that can be purchased through certain discretionary programs. Thrivent Investment Mgt. may exchange Institutional Class shares to Class A shares if an Institutional Class shareholder terminates his/her advisory program account and is otherwise ineligible to purchase Institutional Class shares.

Shares of the Fund are issued on days on which the New York Stock Exchange (“NYSE”) is open, which generally are weekdays other than national holidays. Your order will be considered received when your check or other payment is received in good order. Good order means that your instructions and any required payment have been received in the form required by the Fund, including the name of the Fund, the account number, the amount of the transaction, and all required signatures. Orders received in good order before the close of trading on the NYSE (generally 4:00 pm Eastern time) will be processed at the NAV calculated that day.

The Fund reserves the right to reject any purchase request.

Initial Purchases

You may purchase initial shares through your Thrivent registered representative or in any of the following ways:

•	By mail
•	By the Internet; or
•	By wire/ACH transfer

Initial Purchases by Mail

(See Address under “HOW TO CONTACT US”)

To buy shares of the Fund by mail:

•	Complete and mail your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Make your check payable to the Fund you are buying. If more than one Fund, make your check payable to “Thrivent Mutual Funds.”

Initial Purchases by Internet

To buy initial shares of the Fund by the Internet, please note the following:

•	Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.

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•	A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing such transactions.

Initial Purchases by Wire Transfer

•	In order to buy shares of the Fund by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System.
•	Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Instruct your bank to wire transfer the funds. (See Wire Transfer Instructions under “HOW TO CONTACT US”)
•

Thrivent Mutual Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.

Additional Purchases

You may purchase additional shares in any of the following ways:

•	By mail;
•	By telephone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through the Automatic Investment Plan.

Additional Purchases By Mail

(See Address under “HOW TO CONTACT US”)

To make additional purchases by mail, make your check payable to the specific Fund in which you are investing. If more than one Fund, make your check payable to Thrivent Mutual Funds. Please indicate your Fund account number on the face of your check. If you have more than one account, always verify that you are investing in the proper account. This will help ensure the proper handling of the transaction.

Additional Purchases By Telephone

Before you can buy additional shares by telephone, you may be required to select the Request for Telephone Purchase option on the application, or subsequently in writing, and submit additional documents. Once you have requested that this option be set up on your account, you can call the Interaction Center at (800) THRIVENT (847-4836) and the Fund will withdraw money from your bank checking or savings account to make your investment.

The Fund has implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information and supplying transaction verification information. Please note, however, that the Fund will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. If an account has multiple owners, the Fund may rely on the instructions of any one account owner. This privilege may not be available on all accounts.

Additional Purchases By the Internet

You may purchase additional shares within your Fund accounts over the Internet. A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing transactions on your Fund accounts. This privilege may not be available on all accounts.

Additional Purchases By Wire Transfer

•

You may make additional purchases in an existing Fund account by wire transfer. In order to buy shares of the Funds by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System. This privilege may not be available on all accounts.

•	Instruct your bank to wire transfer the funds. (See Wire Transfer Instructions under “HOW TO CONTACT US”)
•

Thrivent Mutual Funds and its transfer agent are not res-ponsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.

Automatic Investment Plans

The Fund offers several automatic investment plans to make periodic investing more convenient. Using the Fund’s automatic investment plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you dollar cost average, you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets.

For further information regarding any of the following automatic investment plans, contact your Thrivent Investment Mgt. representative or the Interaction Center at (800) THRIVENT (847-4836).

Automatic Bank Withdrawal Plan

Investors who wish to make regular additional investments in an existing Fund account may do so through the Fund’s bank draft plan. Under this plan, the Fund will withdraw from an investor’s bank checking or savings account in the amount specified (subject to the required minimum investments) on specified dates. The proceeds will be invested in shares of the specified Fund at the applicable offering price determined on the date of the draw. To use this plan, you must authorize the plan on your application form, or subsequently in writing, and may be required to submit additional documents. This privilege may not be available on all accounts.

Retirement Plans

Individual and employer-sponsored retirement plans may be established with assets invested in Thrivent Mutual Funds. These accounts may offer you tax advantages. You should consult your attorney and/or tax advisor before you establish a retirement plan. Additional fees may apply to some retirement accounts. Please review plan documents and/or custodial account agreements for more information. Your registered

10

representative can provide you with the materials, documents and forms you need for establishing your retirement plan. Please note, however, that each Fund reserves the right to not make its shares available to certain retirement plans.

Purchase Policies

Your payment must be in U.S. dollars drawn on a U.S. bank. Thrivent Mutual Funds does not accept cash, traveler’s checks, credit card courtesy checks or most third-party and starter checks. If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, the Fund may postpone paying the redemption proceeds until your payment has cleared, which could take up to 10 days or more from the date of purchase. In addition, you may have to submit additional paperwork to redeem shares for which payment has not yet cleared. Purchasing shares by bank wire would streamline the redemption process in such instances.

The Fund reserves the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

Redeeming Shares

When a Fund receives your request for redemption in good order, the Fund will redeem all available shares at the next calculation of the Fund’s NAV. Orders received in good order before the close of trading on the NYSE (generally 4 p.m. Eastern time) will be processed at the NAV calculated that day.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, a Fund may delay paying the redemption proceeds until your payment has cleared, which could take up to 10 days or more from the date of purchase. In addition, you may have to submit additional paperwork to redeem shares for which payment has not yet cleared. Purchasing shares by bank wire would streamline the redemption process in such instances.

If an account has multiple owners, the Fund may rely on the instructions of any one account owner to redeem shares. If shares are held in the name of certain types of accounts such as a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary.

Please note that an additional fee of $12.50 will be assessed for a redemption delivered by weekday overnight mail, and a fee of $20 will be assessed for a redemption delivered by overnight mail for Saturday delivery. This fee will be satisfied by the redemption of account shares.

A Fund will mail payment proceeds within seven days following receipt of all required documents. However, mailing may be delayed if the Fund is waiting for your means of purchase to clear.

You may redeem shares in any of the following ways:

•	By mail;
•	By telephone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through the Systematic Withdrawal Plan.

Redemptions from certain accounts may be subject to additional plan provisions.

Redemptions by Mail

(See Address under “HOW TO CONTACT US”)

Step 1:	Complete a Thrivent redemption form. You may obtain this form by contacting your Thrivent registered representative or the Interaction Center or by downloading the form on www.thrivent.com. As an alternative, you may prepare a written request including the following information:

•	Name(s) of the account owner(s);
•	Your account number;
•	The name of the Fund(s) whose shares are being redeemed;
•	Dollar amount or number of shares you wish to redeem; and
•	Signature of authorized signer(s).

You must have a Medallion Signature Guarantee if you want to sell shares with a value of $500,000 or more. A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You endorse the applicable form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may generally be obtained at any national bank or brokerage firm. We may waive the Medallion Signature Guarantee requirement in limited instances. The Funds do not accept Medallion Signature Guarantees by fax.

A written redemption request between $100,000 and $499,999.99 requires one of the following three procedures:

•	Your notarized signature;
•	An attestation of your signature by a Thrivent registered representative; or
•	A Medallion Signature Guarantee.

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One of these three procedures would also be required for:

•	Requests to send redemption proceeds to an address other than the one listed on the account;
•	Requests to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;
•	Requests to make redemption proceeds payable to someone other than the current owner; and
•	Requests to sell shares if there has been a change of address on the account within the preceeding 15 days.

If you have any questions regarding the foregoing, please contact your Thrivent registered representative or the Interaction Center at (800) THRIVENT (847-4836).

Step 2:	Submit your redemption request by mail or fax.

Redemptions by Telephone

The privilege to redeem shares by telephone is automatically extended to most shareholder accounts, unless the option is specifically declined on your application. Certain accounts are not extended this privilege. If you do not want the telephone redemption option, please call the Interaction Center at (800) THRIVENT (847-4836). By accepting this privilege, you assume some risks for unauthorized transactions.

Telephone redemption checks will be issued to the same payee(s) as the account registration and sent to the address of record.

Telephone redemptions are not allowed if, among other examples:

•	There has been a change of address in the preceding 15 days; or
•	The request is for $500,000 or more.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching the Interaction Center by phone, and a telephone redemption may be difficult to implement at those times.

Redemptions by the Internet

You may redeem shares from your accounts over the Internet. A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing transactions on your Fund accounts. This privilege may not be available on all accounts.

Internet redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record.

Internet redemptions are not allowed if, among other examples:

•	There has been a change of address in the preceding 15 days; or
•	The request is for $100,000 or more.

Redemptions by Wire Transfer

In order to redeem shares by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System. Other restrictions may apply if Thrivent Mutual Funds does not already have information related to your bank account. This privilege may not be available on all accounts.

Systematic Withdrawal Plan

You can have money automatically withdrawn from your Fund account(s) on a regular basis by using the Systematic Withdrawal Plan. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:

•	You need a minimum of $50,000 in your account ($25,000 for congregations) to start the plan.
•	To stop or change your plan, you must notify Thrivent Mutual Funds 10 days prior to the next withdrawal.
•	This privilege may not be available on all accounts.

Exchanging Shares Between Funds

You may exchange some or all of your shares of one Fund for shares of the same class of any of the other Funds.

In addition, if you are eligible to purchase Institutional Class shares, you may exchange some or all of your Class A shares for Institutional Class shares of any of the Funds.

All exchanges will be based on the NAV of the shares you are exchanging and acquiring and will be subject to the minimum investment requirements. Except as described above, shares of one class may not be exchanged for shares of another class.

The Funds reserve the right to terminate the exchange privilege of any shareholder who is believed to be engaging in abusive trading activity, as discussed in “Abusive Trading Policy and Monitoring Process.” Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. If the exchange policies are materially modified or terminated, the Fund will give you at least 60 days prior notice.

You may obtain this form or receive more information about making exchanges between Funds by contacting your Thrivent registered representative or the Interaction Center. Orders received before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day.

You may exchange funds in any of the following ways:

•	By mail;
•	By telephone;
•	By the Internet; or
•	By the Automatic Exchange Plan.

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Exchanges by Mail

Prepare and mail a written request including the following information:

•	Name(s) of the account owner(s);
•	Your Fund(s) and account number(s);
•	Dollar or share amount you wish to exchange;
•	The name of the Fund(s) and account number(s) you are exchanging into; and
•	Signatures of all account owners.

Exchanges by Telephone

The privilege to exchange shares by telephone is automatically extended to most accounts, unless the option is specifically declined on your application. This privilege may not be available on all accounts. If you do not want the telephone exchange option, please call the Interaction Center at (800) THRIVENT (847-4836). By accepting this privilege, you assume some risks for unauthorized transactions.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching the Interaction Center by phone, and a telephone exchange may be difficult to implement at those times.

Exchanges by the Internet

You may exchange shares within your Fund accounts over the Internet. A User ID and Password or Personal Identification Number (PIN) is required prior to authorizing transactions on your Fund accounts. This privilege may not be available on all accounts.

Automatic Exchange Plans

You may exchange shares on a regular basis by using the Automatic Exchange Plan. The plan allows you to exchange funds at regular intervals, on dates you select, between the different funds of the Thrivent Mutual Funds. The following guidelines apply:

•	Exchanges are permitted between accounts of the same share class and accounts with similar registrations.
•	To start the plan, you will, in most cases, be required to complete paperwork.
•	To stop or change your plan, you must notify Thrivent Mutual Funds 10 days prior to the next exchange date.

For further instructions on how to start, stop, or make changes to the plan, call the Interaction Center at (800) THRIVENT (847-4836), or notify the Fund in writing.

Transaction Confirmations

Thrivent Investment Mgt. generally mails written confirmation of your transactions within five business days following the date of your transaction. Thrivent Investment Mgt. will mail confirmation of your automatic investment plan transactions at least quarterly. You also can check your account activity on www.thrivent.com or by calling the Automated Service Line at (800) 847-4836.

Accounts with Low Balances

Due to the high cost to shareholders of maintaining accounts with low balances, the transfer agent may convert your Institutional Class shares of a Fund to Class A shares of the same Fund (if any) if the value of your shares in the Fund falls below the required minimum amount for your type of account. See “Required Minimum Investments” above. If the Fund does not offer Class A shares, the Funds may redeem your Institutional Class shares in the Fund.

Frequent Trading Policies and Monitoring Processes

Because short-term or excessive trading in Fund shares may disrupt management of a Fund and increase Fund expenses, the Fund places certain limits on frequent trading in the Fund. Except with respect to systematic purchases and redemptions, omnibus accounts and other specifically approved accounts, the Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Board of Trustees of the Fund has adopted the policy set forth below to deter frequent trading activity.

Several different tactics are used to reduce the frequency and effect that frequent trading can have on the Fund. The Fund may use a combination of monitoring shareholder activity and restricting shareholder transactions on certain accounts to combat such trading practices. The Fund’s use of effective fair value pricing procedures also reduces the opportunities for short term traders.

When monitoring shareholder activity, the Fund may consider several factors to evaluate shareholder activity including, but not limited to, the amount and frequency of transactions, the amount of time between purchases and redemptions (including exchanges), trading patterns, and total assets in the Fund that are purchased and redeemed. In making this evaluation, the Fund may consider trading in multiple accounts under common ownership or control. The Fund reserves the right, in their sole discretion, to consider other relevant factors when monitoring shareholder activity.

If a shareholder is believed to be engaging in frequent trading activity, the Fund may request the shareholder to cease such activity, restrict the frequency and number of exchanges allowed on an account, or take other action as the Funds deem necessary to limit or restrict the account privileges to the shareholder. The Fund may also reject or cancel any purchase request, including the purchase side of an exchange, without notice for any reason. If it becomes necessary to cancel a transaction of a shareholder whose account has been restricted, the Fund will promptly reverse the exchange or (if the purchase request is not associated with an exchange) refund the full purchase price to the shareholder.

Although the Fund seeks to deter frequent trading practices, there are no guarantees that all activity can be detected or prevented. Shareholders engaging in such trading practices use

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an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Omnibus accounts like those maintained by brokers and retirement plans aggregate purchases and redemptions for multiple investors whose identities may not be known to the Fund. The Fund monitors aggregate trading activity of the omnibus accounts, and if suspicious activity is detected, the Fund will contact the intermediary associated with the account to determine if short-term or excessive trading has occurred. If the Fund believes that its frequent trading policy has been violated, it will ask the intermediary to impose restrictions on excessive trades. However, the financial intermediary associated with the omnibus account may be limited in its ability to restrict trading practices of its clients.

In addition, transactions by certain institutional accounts, asset allocation programs and Funds investing in other Funds may be exempt from the policies discussed above, subject to approval by designated persons at Thrivent Financial. The Statement of Additional Information includes a description of arrangements permitting frequent purchases and redemptions of Fund shares.

Disclosure of Fund Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information for the Fund and at www.thrivent.com.

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Distributions

Dividends

Dividends of the Fund, if any, are generally declared and paid annually.

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by the Fund.

Capital Gains

Capital gains distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31.

Distribution Options

When completing your application, you must select one of the following options for dividends and capital gains distributions:

•

Full Reinvestment. Distributions from a Fund will be reinvested in additional shares of the same class of that Fund. This option will be selected automatically unless one of the other options is specified.

•	Full Reinvestment in a Different Fund. You may also choose to have your distributions reinvested into an existing account of the same class of another Fund within the Thrivent Mutual Funds.

•	Part Cash and Part Reinvestment. You may request to have part of your distributions paid in cash and part of your distributions reinvested in additional shares of the same class of the Fund.

•

All Cash. Distributions will be paid in cash. You may choose to send your distributions directly to your bank account or request to have a check sent to you. Your request to receive all or a portion of your distributions in cash must be received at least 10 days before the record date of the dividend or other distribution.

The Fund reserves the right to automatically reinvest any distributions into your account that are less than $10.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

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Taxes

General

The Fund intends to make distributions that may be taxed as ordinary income or taxable gains. In general, any net investment income and short-term capital gain distributions you receive from a Fund are taxable as ordinary income. To the extent a Fund receives and distributes qualified dividend income, you may be eligible for a tax rate lower than that on other ordinary income distributions. Distributions of other net capital gains by the Fund are generally taxable as capital gains—in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long a Fund has held the Fund securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.

Every year, the Fund will send you a statement detailing the tax status amount of qualified dividends, ordinary income and capital gains distributed to you for the previous year. The tax statement for the Fund will be mailed in January.

The sale of shares in your account may produce a gain or loss, which may be a taxable event. For tax purposes, an exchange between Funds is the same as a sale.

For Fund shares purchased on or after January 1, 2012 through 1099-B reportable accounts (“covered shares”), the Fund tracks the cost basis of these shares pursuant to your cost basis election (e.g., average cost; last-in, first-out (LIFO)). In the event that you do not elect a particular method, the average cost method will be used on your covered shares. When you redeem your covered shares, the Fund will provide you with a tax statement indicating your capital gains or losses, if any, on the redemption of covered shares during the applicable tax period and will also report this information to the Internal Revenue Service. You are required to use this provided information when filling out your Federal tax return. For more information about the Funds’ practices regarding cost basis, please visit www.thrivent.com.

Your investment in the Fund could have additional tax consequences. For example, investing in a Fund through a retirement plan could have special tax consequences. Please review plan documents and/or custodial account agreements for additional information. In addition, please consult your tax professional for assistance regarding these potential tax consequences.

By law, the Fund must withhold 28% of your distributions and proceeds as a prepayment of federal income tax if you have not provided complete, correct taxpayer information. In addition, to the extent that a Fund invests less than 50% of its total assets in municipal bonds, income generated from those bonds and distributed to Fund shareholders would generally be subject to federal income tax.

Foreign investments pose special tax issues for this Fund and its shareholders. For example, certain gains and losses from currency fluctuations may be taxable as ordinary income. Also, certain foreign countries withhold taxes on some interest and dividends that otherwise would be payable to this Fund. If the amount withheld is material, this Fund may elect to pass through a credit to shareholders.

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Other Securities and Investment Practices

The principal investment strategies and risk factors of the Fund are outlined beginning on page 2. This section provides additional information about some of the securities and other practices in which the Fund may engage, along with their associated risks. Each of the additional strategies in this section are non-principal strategies.

Repurchase agreements: The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

When-issued securities: The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.

Exchange Traded Funds (ETFs): The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed fund of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Real Estate Investment Trusts (REITs): The Fund may invest in REITs. REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All types of REITs may be affected by changes in interest rates. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through a Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Zero coupons: The Fund may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Fund that has purchased the security and the Fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Fund to liquidate Fund securities at a disadvantageous time.

Foreign Currency Transactions: The Fund may conduct foreign currency exchange transactions, normally either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term greater than one year.

Under unusual circumstances, the Fund may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and the Fund’s total returns could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Restricted and illiquid securities: The Fund may invest to a limited extent in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Securities lending: The Fund may seek additional income by lending Fund securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.

Derivatives: The Fund may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid

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instruments, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset.

With some derivatives, whether used for hedging, replication or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. In addition, suitable derivative investments for hedging, replication or speculative purposes may not be available.

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.

Mortgage-backed and asset-backed securities: The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the repayment patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

High yield bonds: The Fund may invest in high yield bonds, including defaulted high yield securities. High yield bonds are debt securities rated below BBB by S&P or Baa by Moody’s or unrated securities deemed to be of comparable quality by the Adviser. To the extent that a Fund invests in high yield bonds, it takes on the following risks:

•	The risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds.
•	Issuers of high yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Government bonds and municipal bonds: The Fund may invest in government bonds and municipal bonds. As a result, the Fund’s performance may be affected by political and economic conditions at the state, regional or Federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues.

Securities ratings: When fixed-income securities are rated by one or more independent rating agencies, a Fund uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the BBB major rating category by S&P or the Baa major rating category by Moody’s, or unrated but considered of equivalent quality by the Fund’s adviser. High-yield bonds are below investment grade bonds in terms of quality.

In cases where a bond is rated in conflicting categories by different rating agencies, the Fund may choose to follow the higher rating. If a bond is unrated, the Fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Short-term trading: The investment strategy for the Fund at times may include short-term trading. While the Fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase the Fund’s transaction costs and may increase your tax liability.

Initial public offerings: The Fund may purchase securities in initial public offerings (IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. There can be no assurance that a Fund will have favorable IPO investment opportunities.

Defensive investing: In response to market, economic, political or other conditions, the Fund may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.

Unusual Opportunities: The Fund may purchase some securities that do not meet its normal investment criteria when the investment adviser or subadviser perceives an unusual opportunity for gain, which could include a variety of factors, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. If the anticipated gains do not materialize, the Fund could lose money from such an investment.

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In-Kind Redemptions. The Fund may redeem its shares in-kind (i.e., with portfolio securities of the Fund) to certain shareholders seeking an in-kind redemption. A redeeming shareholder may incur brokerage or other transaction costs to convert the securities to cash. The securities will also be subject to market risk. In unusual cases in which it will protect the interests of the remaining shareholders, the Fund may redeem illiquid securities to a redeeming shareholder. If a shareholder receives illiquid securities, the shareholder may be unable to sell the securities.

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Thrivent Partner Emerging Markets Equity Fund

Series of

Thrivent Mutual Funds

Statement of Additional Information

Dated August 31, 2012

The above-referenced mutual fund (the “Fund”) is a series of Thrivent Mutual Funds (the “Trust”). Class A and Institutional Class shares are offered through separate prospectuses. Each such prospectus is referred to hereinafter as a “Prospectus.” This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus dated August 31, 2012 for the applicable class of the above-referenced series of the Trust. To receive a copy of a Prospectus or the Annual Reports for the Fund, write to Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836). The Prospectus is also available on the Thrivent Financial for Lutherans website (www.thrivent.com).

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987 and currently consists of 27 series (each a “Fund”). The Thrivent Partner Emerging Markets Equity Fund (the “Fund”) described in the SAI commenced operations on August 31, 2012. The Fund is diversified.

The other series of the Trust are described in a separate statement of additional information.

The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board of Trustees may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize.

Each class is subject to such investment minimums and other conditions as set forth in the Trust’s prospectuses as from time to time is in effect. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Class A and Institutional Class shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

1.	when required otherwise by the 1940 Act; or

2.	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.

Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectuses, the Fund may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies except as otherwise noted.

Other Securities

The Fund may invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, the Fund may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) foreign-registered shares, and the securities of foreign investment trusts. Investing in preferred stocks and foreign-registered shares are principal investment strategies of the Fund.

The Fund will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.”  Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.

Bank Instruments

The Fund may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including an U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Fund’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), (or a subadviser) to be creditworthy. The Fund may invest up to 33 1/3% of its assets in repurchase agreements if such investment permits the Fund to abide by its investment objective and investment restrictions, including diversification requirements.

Restricted or Illiquid Securities

The Fund may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities. The Adviser’s Portfolio and Valuation Committee monitors Fund investments closely to ensure the Fund does not reach the 15% limit on illiquid securities.

Reverse Repurchase Agreements

The Fund also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Fund. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Fund will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled.

The Fund may invest up to 33 1/3% of its assets in reverse repurchase agreements if such investment permits the Fund to abide by its investment objective and investment restrictions, including diversification requirements.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, the Fund will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Fund may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Fund sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgo principal and interest paid on the mortgage securities sold. The Fund are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Fund, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and Multi-Class Pass-Through Securities (“MCPTS”) as a non-principal strategy. CMOs and MCPTS are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. MCPTS are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. MCPTS, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Senior Loans

The Fund may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior loans may not be rated by a rating organization, will not be registered with the Securities and Exchange Commission (SEC) or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Structured Securities

The Fund may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

Variable Rate Demand Notes

The Fund may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, the Fund may demand payment of the principal for the Fund at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might not be able to dispose of the note due to the absence of a secondary market. The Fund might suffer a loss to the extent of the default.

Lending Securities

Consistent with applicable regulatory requirements, the Fund may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount equal to at least 102% of the market value of the loaned domestic securities and international fixed income securities and 105% of the market value of the loaned international equity securities. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending

Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

The Fund may not lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Non-Standard Warrants

The Fund may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Fund wishes to sell it.

Put and Call Options

As described below, the Fund may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the Fund holds the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Fund will earmark cash or liquid securities as collateral. When the Fund sells put options, the collateral must be equal to the purchase obligation of the Fund, less any amount maintained as margin. When the Fund sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options:  The Fund may from time to time sell (“write”) covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in prices of securities in the Fund and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, the Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Fund until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, the Fund will generally not be called upon to deliver the security. The Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options:  The Fund may also from time to time purchase call options on securities in which the Fund may invest. As the holder of a call option, a Fund has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options:  The Fund may from time to time sell (“write”) put options. As the writer of a put option, the Fund assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.

When a Fund writes a put option on a security, the option must be covered by segregating liquid assets on the Fund’s books with a value equal to or greater than the strike price of the underlying security to secure the Fund’s obligation.

Buying Put Options:  The Fund may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies:  The Fund may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options:  The Fund may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Negotiated Transactions:  The Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”

Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.

Closing Transactions:  The Fund may dispose of options that it has written by entering into “closing purchase transactions.” The Fund may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

The Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

The Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. The Fund realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures

Selling Futures Contracts:  The Fund may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in the Fund. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a “good faith deposit” by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay “variation margin” equal to the daily change in the value of the position held by the Fund.

Buying Futures Contracts:  The Fund may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Fund may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Fund intends to purchase. A Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Fund intends to purchase.

Options on Futures Contracts:  The Fund may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Fund intends to purchase.

Currency Futures Contracts and Options:  The Fund may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

Limitations:  The Fund may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund’s total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

Exemption: Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through the CFTC, regulates futures exchanges and trading in the U.S. The Funds are, therefore, not subject to registration or regulation as such under the CEA.

Swap Transactions

The Fund may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Fund buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of generating income. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The risks of entering into certain swap transactions (e.g., credit default swaps) may be mitigated by the introduction of central counterparties. A central counterparty could allow participants (i.e., the Fund and the other party to the swap transaction) to avoid certain risks associated with traditional bilateral swap arrangements as the central counterparty “novates” the bilateral arrangement by entering into separate contractual arrangements with both participants — becoming buyer to one and seller to the other. Through novation, the central counterparty assumes the counterparty risk that the participants to a bilateral swap contract traditionally assumed. The Fund may opt to enter into swap transactions with central counterparties as these clearing arrangements become more prevalent.

Hybrid Investments

As part of their investment program and to maintain greater flexibility, the Fund may invest in hybrid instruments (a potentially high-risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Asset Mgt. or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Asset Mgt.’s or a subadviser’s accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.

A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Securities

Investing in foreign securities is a principal investment strategy of the Fund. Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box

The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Funds will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

The Fund may invest in foreign currency exchange-related securities or engage in foreign currency transactions.

Foreign Currency Warrants.  Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts would include, but not be limited to, the following:

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When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

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When a Fund determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.

Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Asset Mgt. or a subadviser have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Fund to a forward contract may find it difficult to exit the position.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

U.S. Government Securities

The Fund may invest in U.S. government securities. U.S. government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.

Foreign Government Securities

The Fund may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Other Investment Companies

The Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. None of the Funds will invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETFs)

The Fund may purchase the securities of ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. Certain ETFs may utilize financial leverage.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Passive Foreign Investment Companies

The Fund may purchase the securities of certain foreign entities and foreign investment funds or trusts, treated as passive foreign investment companies for U.S. federal income tax purposes. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Funds hold their investments.

In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Inflation-Linked Debt Securities

The Fund may invest in inflation linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Fund does not receive their principal until maturity.

Funding Agreements

The Fund may invest in funding agreements, which are contracts issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.

Taxable Municipal Bonds

The Fund may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.

Disclosure of Portfolio Holdings

The Trust has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Fund or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about a Fund’s portfolio holdings on a selective basis.

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Asset Mgt. may post portfolio holdings information on its website (www.thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Asset Mgt. may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Fund. Thrivent Asset Mgt. may also distribute or authorize distribution of information about a Fund’s portfolio holdings that is not publicly available to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, including the custodian, fund accountant, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Fund by rating agencies. In addition, the Fund may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund.

Information may be disclosed with any frequency and any time lag, as appropriate. Thrivent Asset Mgt. does not expect to disclose information about a Fund’s holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial for Lutherans (“Thrivent Financial”) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Trust, Thrivent Asset Mgt. or their affiliates receive any consideration or compensation for disclosing the information.

In accordance with these policies and procedures, the Fund has ongoing arrangements to provide the Fund’s portfolio holdings information to the custodian, proxy voting agent, pricing service vendors and securities lending agent at the end of each day; and to Lipper on a monthly basis one day after the end of the month.

As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Fund are set forth below. These fundamental investment restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:

1.	The Fund may not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.

2.	The Fund may not issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.

3.	The Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

4.	The Fund may not buy or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.	The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	The Fund will not underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that the Fund may make pursuant to its fundamental investment restriction on lending.

8.	The Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act).

The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

1.	The Fund will not purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Fund intends to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement. The Fund pledges assets to secure its borrowing. The Fund does not pledge more than one-third of its assets.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of the Fund’s total assets.

3.	The Fund currently does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.

5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Fund.

The Trust has received an exemptive order from the SEC that allows the Fund to engage in an interfund lending program. In an interfund lending arrangement, the Fund directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Fund to borrow at a lower interest rate than banks offer, allows the lending Fund to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the SEC. The Fund’s interfund lending arrangement is designed to ensure that the Fund has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

The Fund has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

MANAGEMENT OF THE FUNDS

Board of Trustees and Executive Officers

The Board of Trustees is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 26 series of the Trust and also serves as:

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Director of Thrivent Series Fund, Inc., a registered investment company consisting of 36 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial.

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The Trust, Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are collectively referred to as the “Fund Complex.”

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Board has engaged Thrivent Asset Mgt. to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Thrivent Asset Mgt. and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter. The Board is currently composed of nine members, including eight independent trustees and one interested trustee. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Trust and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Asset Mgt., the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of Thrivent Asset Mgt., the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Trust and Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Asset Mgt., sub-advisers, the Chief Compliance Officer of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for Thrivent Asset Mgt., as appropriate, regarding risks faced by the Trust and its Funds, and Thrivent Asset Mgt.’s risk functions.

The Audit Committee of the Board, which is composed of all Independent Trustees, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Trust and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.

The Ethics and Compliance Committee of the Board, which is composed of all Independent Trustees, monitors ethical risks and oversees the legal and regulatory compliance matters of the Funds. A representative of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Trust’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy and anti-money laundering concerns. The Committee also meets with a representative from the Business Continuity Plan area to learn more about that program. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports.

The Investment Committee of the Board, which is composed of all Independent Trustees, is designed to review investment policies and risks in conjunction with its review of the Funds’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.

The Contracts Committee and the Governance Committee, each of which is comprised of all of the Independent Trustees, oversee matters relating to annual contract review and corporate governance, respectively, and related risks.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Trust’s charter documents do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualification. However, the Governance Committee has adopted qualification guidelines that the Committee may take into account in considering Trustee candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Lutheran community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.

The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Trustees, that each Trustee is qualified to serve on the Board of Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, the sub-advisers, counsel, the Trust’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service or academic positions and through experience from service as a board member of the Trust and the other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI. Additional details regarding the background of each Trustee are included in the table below this section.

Janice B. Case. Ms. Case has served as a Trustee on the Board of the Fund Complex since 2011 and as Chair of the Governance Committee since 2012. She has nearly 25 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several corporate and non-profit boards.

Richard L. Gady. Mr. Gady has served as a Trustee on the Board of the Fund Complex since 1987. He has experience as an executive officer and economist for a large public company in the agribusiness. Mr. Gady also has experience as a director as a former board member of the International Agricultural Marketing Association.

Richard A. Hauser. Mr. Hauser has served as a Trustee on the Board of the Fund Complex since 2004, as Chair of the Board since 2012 and as Chair of the Ethics and Compliance Committee from 2005 through 2011. He is a licensed attorney and is currently Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue Development Corporation and a former director on the board of Washington Hospital Center.

Marc S. Joseph. Mr. Joseph has served as a Trustee on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Services Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.

Paul R. Laubscher. Mr. Laubscher has served as a Trustee on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 20 years of experience as a portfolio manager. Mr. Laubscher has for the last 13 years served as a senior investment manager of the retirement fund of a large public technology company.

James A. Nussle. Mr. Nussle has served as a Trustee on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget.

Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of renewable energy companies. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.

Douglas D. Sims. Mr. Sims has served as a Trustee on the Board of the Fund Complex since 2006 and as Chair of the Audit Committee since 2009. Mr. Sims has over 37 years of experience in the financial services industry, including experience gained as the former chief executive officer of CoBank, a cooperative bank that provided financing to agribusinesses and rural-based customers.

Constance L. Souders. Ms. Souders has served as a Trustee on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also serves as the Audit Committee financial expert. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.

Russell W. Swansen. Mr. Swansen has served as a Trustee on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and currently serves as a Senior Vice President and Chief Investment Officer since 2003. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.

The following tables provide additional information about the Trustees and officers of the Trust.

Interested Trustees (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 55	President since 2008; Trustee since 2009	63	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None

Independent Trustees (3)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN Age 59	Trustee since 2011	63	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008	Please see principal occupation during the past 5 years.

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee since 1987	63	Retired	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee since 2004	63	Vice President and Assistant General Counsel, Boeing Company since 2007	Previously, Director of Washington Hospital Center

Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN Age 51	Trustee since 2011	63	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 56	Trustee since 2009	63	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

James A. Nussle 625 Fourth Avenue South Minneapolis, MN Age 52	Trustee since 2011	63	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009	Currently, Advisory Board member of AVISTA Capital Partners

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee since 2006	63	Retired	Currently, Director of the Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 61	Trustee since 2007	63	Retired	None

Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 55	President since 2008; Trustee since 2009	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 41	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 45	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting since 2006

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN Age 47	Chief Compliance Officer since 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 48	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI Age 35	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 51	Vice President since 2012; Assistant Vice President from 2007 through 2012	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

Jody L. Bancroft 4321 North Ballard Road Appleton, WI Age 40	Assistant Vice President since 2012	Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009; Manager, Life & Health New Business Services, Thrivent Financial from 2006 until 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 57	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN Age 33	Assistant Secretary since 2010	Senior Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 43	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 35	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)	“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Trustees, other than Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Committees of the Board of Trustees

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Dougles D. Sims Constance L. Souders	The 1940 Act requires that the Trusts’ independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6

Contracts	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Dougles D. Sims Constance L. Souders	The function of the Contracts Committee is to assist the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Trustees deems necessary or appropriate for the continuation of operations of each Fund.	6

Ethics and Compliance	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Dougles D. Sims Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Funds.	4

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Governance	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Dougles D. Sims Constance L. Souders	The Governance Committee assists the Board of Trustees in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board of Trustees, compensation of the Trustees and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.	4

Investments	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Dougles D. Sims Constance L. Souders	The Investment Committee assists the Board of Trustees in its oversight of the investment performance of the Funds; the Funds’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Funds; and the range of investment options offered to investors in the Funds. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals such as new Funds or Fund reorganizations.	4

(1)	The Independent Trustees serve as members of each Committee.

Beneficial Interest in the Funds by Trustees

The following tables provide information, as of December 31, 2011, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Trustee. For Independent Trustees only, the last column sets forth the dollar range of each Trustee’s deferred compensation, which is effectively invested in the Thrivent Mutual Funds and allocated among individual Funds as determined by the Trustee. For more information on the deferred compensation plan and for the aggregate amount of each Trustee’s deferred compensation, see “Compensation of Trustees” below.

As of December 31, 2011, no Trustee held any beneficial interest in the Fund because the Fund began operations as of August 31, 2012.

Interested Trustee

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Natural Resources Fund	None
	Thrivent Partner Small Cap Growth Fund	None
	Thrivent Partner Small Cap Value Fund	None
	Thrivent Small Cap Stock Fund	None
	Thrivent Mid Cap Growth Fund	None
	Thrivent Partner Mid Cap Value Fund	None
	Thrivent Mid Cap Stock Fund	None
	Thrivent Partner Worldwide Allocation Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Value Fund	None
	Thrivent Large Cap Stock Fund	None
	Thrivent Equity Income Plus Fund	None
	Thrivent Balanced Fund	None
	Thrivent High Yield Fund	None
	Thrivent Diversified Income Plus Fund	None
	Thrivent Municipal Bond Fund	None
	Thrivent Income Fund	None
	Thrivent Core Bond Fund	None
	Thrivent Government Bond Fund	None
	Thrivent Limited Maturity Bond Fund	Over $100,000
	Thrivent Money Market Fund	None

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Janice B. Case	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Richard L. Gady	Thrivent Aggressive Allocation Fund	$10,001-$50,000	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		$10,001-$50,000
	Thrivent Moderately Conservative Allocation Fund	None		$10,001-$50,000
	Thrivent Natural Resources Fund	$10,001-$50,000		$50,001-$100,000
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		$10,001-$50,000
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		$10,001-$50,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		$1-$10,000
	Thrivent Large Cap Growth Fund	None		$10,001-$50,000
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	$10,001-$50,000		Over $100,000
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		$50,001-$100,000
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		Over $100,000
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		$1-$10,000
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	$10,001-$50,000		Over $100,000
	Thrivent Money Market Fund	$10,001-$50,000		$1-$10,000

Richard A. Hauser	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	Over $100,000		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Moderate Allocation Fund	$1-$10,000		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$10,001-$50,000		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		Over $100,000
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	$10,001-$50,000		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	$10,001-$50,000		None

Marc S. Joseph	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Paul R. Laubscher	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

James A. Nussle	Thrivent Aggressive Allocation Fund	None	$50,001-$100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$1-$10,000		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	$10,001-$50,000		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	$1-$10,000		None
	Thrivent Large Cap Stock Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	$1-$10,000		None
	Thrivent Municipal Bond Fund	$1-$10,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	$1-$10,000		None
	Thrivent Money Market Fund	None		None

Douglas D. Sims	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Constance L. Souders	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		$10,001-$50,000
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		$10,001-$50,000
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		$50,001-$100,000
	Thrivent Large Cap Value Fund	None		$10,001-$50,000
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Compensation of Trustees

The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual base compensation of $120,000 to serve on the Board of Trustees of the Trust, the Board of Directors of Thrivent Series Fund, Inc., and the Board of Trustees of Thrivent Mutual Funds. Each Trustee also receives $5,000 for each in-person meeting attended and $1,000 for each telephonic meeting (up to four telephonic meetings per year). The Board Chair is compensated an additional $46,200 per year; the Chair of the Contracts Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $34,500 per year; the Chair of the Audit Committee and the Chair of the Investments Committee are each compensated an additional $15,000 per year; and the Chair of the Governance Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $5,500 per year. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.

The following table provides the amounts of compensation paid to the Trustees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2011:

Name, Position	Aggregate Compensation from Trust for One Year Ending October 31, 2011	Total Compensation Paid by Trust and the Investment Company Complex for One Year Ending October 31, 2011
Janice B. Case Trustee	$46,122	$105,958
Richard L. Gady (1) Trustee	$59,465	$135,500
Richard A. Hauser (1) Trustee	$61,877	$141,000
Marc S. Joseph Trustee	$35,398	$81,505
Paul R. Laubscher (1) Trustee	$66,044	$150,500
James A. Nussle Trustee	$46,122	$105,958
Douglas D. Sims (1) Trustee	$65,605	$149,500
Constance L. Souders (1) Trustee	$75,619	$172,250

(1)	The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of October 31, 2011, the total amount of deferred compensation payable to Mr. Gady was $745,286; the total amount of deferred compensation payable to Mr. Hauser was $174,747; the total amount of deferred compensation payable to Mr. Laubscher was $135,376; the total amount of deferred compensation payable to Mr. Sims was $663,556; and the total amount of deferred compensation payable to Ms. Souders was $120,284.

SIGNIFICANT SHAREHOLDERS

As of August 1, 2012, no one was considered a control person of the Fund. A control person is one who has beneficial interest in more than 25% of the voting securities of a Fund or one who asserts or is adjudicated to have control of a Fund.

As of August 1, 2012, no one was a principal holder of the Fund’s securities. Principal holders are those who own (either of record or beneficially) 5% or more of a Class of a Fund’s outstanding securities.

Management Ownership

As of August 1, 2012, the officers and Trustees as a group owned less than 1% of a Fund’s share Class.

Material Transactions with Independent Trustees.

No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

As of December 31, 2011, Richard L. Gady and Nancy F. Gady (spouse) beneficially owned 2,292 shares of E.I. du Pont de Nemours and Company (“E.I. DuPont”) common stock. E.I. DuPont is an affiliate of DuPont Capital Management Corporation, a subadviser to the Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund. On December 31, 2011, E.I. DuPont common stock was valued at $45.78 per share. The total value of the common stock beneficially owned by Mr. Gady was approximately $104,928, which is significantly less than 0.01% of E.I DuPont’s outstanding common stock. Mr. Gady sold his shares of E.I. DuPont in July 2012, before DuPont Capital Management Corporation managed assets for Thrivent Mutual Funds.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS AND PORTFOLIO MANAGERS

Investment Adviser

The Fund’s investment adviser Thrivent Asset Mgt. was organized as a Delaware limited liability company on September 23, 2005. Thrivent Asset Mgt. is a subsidiary of both Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and TLIC, both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Investment Mgt. and TLIC own respectively 60% and 40% of Thrivent Asset Mgt.’s membership interests.

Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is the investment adviser for the Fund. The officers and directors of Thrivent Asset Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.”

Investment Subadvisers

Thrivent Asset Mgt. has engaged DuPont Capital Management Corporation (“DuPont Capital”) as a subadviser to the Fund. Investment decisions for the Fund are made by DuPont Capital, subject to the overall direction of the Board of Trustees and Thrivent Asset Mgt.

Thrivent Partner Emerging Markets Equity Fund

Investment decisions for the Fund are made by DuPont Capital.

DuPont Capital is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company, and is an independent registered investment adviser with a broadly diversified product offering. DuPont Capital was established in 1975 and became an SEC registered investment adviser in 1993. As of December 31, 2011, DuPont Capital managed approximately $25.9 billion in assets including separate accounts and mutual funds. DuPont Capital is located at One Righter Parkway, Suite 3200, Wilmington, Delaware 19803.

DuPont Capital Portfolio Managers

The Fund is managed by Rafi U. Zaman, CFA.

Other Accounts Managed by DuPont Capital Portfolio Managers

The following table provides information relating to other accounts managed by Rafi U. Zaman, CFA, as of December 31, 2011:

	Total # of Accounts Managed	Total Assets
• registered investment companies	2	$170.8 million
• other pooled investment vehicles	0	$0
• other accounts	9	$1,847.6 million

None of the accounts listed above have performance-based advisory fees.

Compensation

DuPont Capital’s compensation package for its portfolio managers is comprised of: (1) base salaries in line with the salaries of other large investment management firms; (2) variable, performance-based cash compensation that can be a significant portion of total cash compensation; and (3) long-term compensation. Compensation is paid based on overall performance, individual efforts and support of overall firm initiatives. On a semiannual basis, a performance review is held between professionals and managers to continually measure performance against a set of identified objectives. Portfolio managers are eligible to participate in the employee benefit plans offered by DuPont Capital’s parent, including health care and a defined contribution plan with matching grants.

On January 1, 2006, DuPont Capital implemented a long-term compensation plan based on the growth of DuPont Capital revenues. This plan was put in place in order to attract and retain investment talent at DuPont Capital and is directly tied to the growth of DuPont Capital business. This long term incentive compensation plan is competitive with plans of other asset management firms.

Conflicts of Interest

DuPont Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests, and the portfolio manager provides portfolio management services to other accounts using a substantially similar investment strategy as the Fund. The side-by-side management of these accounts with the Fund may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. DuPont Capital is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. DuPont Capital attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Ownership in the Fund

The portfolio manager does not own shares of the subadvised Fund.

Affiliated Persons

The following officers of Thrivent Asset Mgt., the Funds’ investment adviser, are affiliated with the Trust:

Affiliated Person	Position with Trust	Position with Thrivent Asset Mgt.
Russell W. Swansen	President	Elected Manager and President
David S. Royal	Secretary and Chief Legal Officer	General Counsel and Secretary
Ted S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Janice M. Guimond	Vice President	Vice President and Chief Operating Officer
Kathleen M. Koelling	Anti-Money Laundering Officer	Privacy Officer

The Advisory and Subadvisory Agreements

The advisory agreement provides that Thrivent Asset Mgt. will provide overall investment supervision of the assets of each Fund. Thrivent Asset Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser’s affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and subadvisory agreements terminate automatically upon assignment. With respect to a particular Fund, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Trustees or by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.

Advisory Fees

The advisory contract between Thrivent Asset Mgt. and the Trust provides for the following advisory fees for each class of shares of the Fund, expressed as an annual rate of average daily net assets:

Thrivent Partner Emerging Markets Equity Fund[1]
First $50 million	1.20%
Over $50 million	1.07%

1	The Adviser has contractually agreed, through at least August 31, 2013, to waive certain fees and/or reimburse certain expenses associated with Class A and Institutional Class shares of the Fund in order to limit the respective Net Annual Fund Operating Expenses to an annual rate of 1.79% and 1.32% of the average daily net assets of the Class A and Institutional Class.

Subadvisory Fees

Thrivent Asset Mgt. pays DuPont an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Emerging Markets Equity Fund. The fee payable is equal to 0.72% of the first $50 million in average daily net assets managed by DuPont and 0.68% of average daily net assets managed by DuPont over $50 million. For purposes of calculating this breakpoint, the average daily net assets of the Thrivent Partner Emerging Markets Equity Fund are aggregated by the average daily net assets of the Thrivent Partner Worldwide Allocation Fund managed by DuPont and the average daily net assets of the Thrivent Partner Worldwide Allocation Portfolio managed by DuPont.

Code of Ethics

The Trust, Thrivent Asset Mgt. and the subadviser have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Trust has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Mgt. Those policies, and the proxy voting policies of each subadviser, are included in Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-4836. You may also review this information at the Thrivent Financial website (www.thrivent.com) or the SEC website (www.sec.gov)

UNDERWRITING AND DISTRIBUTION SERVICES

The Fund’s principal underwriter and distributor, Thrivent Investment Mgt., is a Delaware corporation organized in 1986. Thrivent Investment Mgt. is an indirect wholly owned subsidiary of Thrivent Financial and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The officers and directors of Thrivent Investment Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.” Under an amended Distribution Contract (the “Distribution Contract”), Thrivent Investment Mgt. is granted the right to sell shares of the Fund as agent for the Trust. Thrivent Investment Mgt. offers the Fund’s shares for sale on a continuous basis through its sales force and has agreed to use its best efforts to secure purchasers for the shares of the Fund.

The Distribution Contract was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on June 15, 1987 and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.

Underwriting Commissions

There are no underwriting commissions to report because the Fund commenced operations on August 31, 2012.

12b-1 Distribution Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Class A shares of each Fund. The 12b-1 Plan permits, among other things, payment by each such Fund for the purpose of:

•

paying compensation to registered representatives or other employees of the Thrivent Investment Mgt. who engage in or support distribution of the Funds; making payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell shares pursuant to Selling Agreements;

•	reimbursing expenses (including overhead and telephone expenses) of Thrivent Investment Mgt.;

•

providing training, marketing and support to dealers and others with respect to the sale of Fund shares; preparation, printing, and distribution of prospectuses, statements of additional information, and shareholder reports; organizing and conducting sales seminars and making payments in the form of transactional compensation or promotional incentives; receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; providing facilities to answer questions from prospective investors about the Funds, assisting investors in completing application forms and selecting dividend and other account options, and providing other reasonable assistance in connection with the distribution of the Funds; and

•

providing payment of expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; the preparation, printing and distribution of sales literature; the preparation, printing and distribution of prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust; and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable.

The Trust and the Funds are authorized to engage in the activities listed above, and in other distribution and services activities, either directly or through other persons with which the Trust has entered into agreements pursuant to the 12b-1 Plan.

The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a 1940 Act Majority Vote of the applicable Class A shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by vote cast in person at a meeting called for the purpose of considering such amendments.

While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan was approved by the initial shareholders of the Trust on September 13, 1988. It is subject to annual approval, by the Board of Trustees and by the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the either the Class A shares of any Fund at any time by a vote of a majority of the Independent Trustees or by 1940 Act Majority Vote of the applicable Class A shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.

In connection with the services to be provided by Thrivent Investment Mgt. under the Rule 12b-1 Plan, Class A shares of the Fund pay Thrivent Investment Mgt. an aggregate fee for distribution and shareholder servicing equal to an annual rate of no more than 0.25% of the average daily net asset value represented by such shares. The fee is accrued daily and paid monthly. The following table shows the amount paid by the Funds to the distributor under the 12b-1 Plan for the most recent fiscal year and the manner in which this amount was spent.

Affiliated Persons

The following officer of Thrivent Investment Mgt., the Funds’ principal underwriter and distributor, is affiliated with the Trust.

Affiliated Person	Position with Trust	Position with Thrivent Investment Mgt.
Kathleen M. Koelling	Anti-Money Laundering Officer	Privacy and Anti-Money Laundering Officer

OTHER SERVICES

Custodian

The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for holding the Funds’ assets.

Transfer Agent

Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Funds on a per-account basis.

Administration Contract

Thrivent Asset Mgt. provides administrative and accounting services necessary to operate the Fund for an annual fee equal to the sum of $70,000 plus 0.02 percent of the Fund’s average daily net assets.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Trust’s independent registered public accounting firm, providing professional services including audits of the Funds’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and preparation, review and signing of the annual income tax returns filed on behalf of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes Thrivent Asset Mgt., acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Asset Mgt. and the subadvisers will use reasonable efforts to seek on behalf of the Funds the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Asset Mgt. and the subadvisers will consider all factors it deems relevant, including:

(1)	the breadth of the market in and the price of the security,

(2)	the financial condition and execution capability of the broker or dealer, and

(3)	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Asset Mgt. and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Asset Mgt., the subadvisers, or an affiliate of Thrivent Asset Mgt. or the subadvisers, exercises investment discretion. Thrivent Asset Mgt. and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Asset Mgt. or the subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Asset Mgt. or the subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Asset Mgt.

In certain cases, Thrivent Asset Mgt. or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Asset Mgt. or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Asset Mgt. or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Funds. Thrivent Asset Mgt. or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.

Certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

The Trust’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Asset Mgt., a subadviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Asset Mgt. and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.

Brokerage Commissions

There are no brokerage commissions to report because the Fund commenced operations on August 31, 2012.

Portfolio Turnover Rates

The rate of portfolio turnover in the Funds will not be a limiting factor when Thrivent Asset Mgt. or the subadviser deems changes in a Fund’s portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Initial and subsequent purchases of Fund shares may be made by:

•	check;

•	Federal Reserve or bank wire;

•	telephone;

•	Internet;

•	Automatic Bank Withdrawal Plan; and

•	automatic payroll deduction.

Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.

Sales Charges

Purchases of Class A Fund shares carry either an initial sales charge or, in certain limited cases, a deferred sales charge. This is explained in the section of the Funds’ prospectus relating to such shares entitled “ Class A Shares,” which also lists ways to reduce or avoid sales charges on subsequent purchases.

In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

•

directors and regular full-time and regular part-time employees of Thrivent Financial and its subsidiaries and affiliates or their family members that share the same residential address as the director or employee;

•	members of Thrivent Financial’s sales force and their family members that share the same residential address as the sales force member; and

•	any trust, pension, profit-sharing or other benefit plan for such persons.

Thrivent Investment Mgt. may also, from time to time, waive or reduce the initial sales charge on certain Class A shares offered uniformly to the public for specific time periods as specified in the disclosure documents of the applicable Fund (e.g., prospectus or supplement to the prospectus).

Restriction on Sale of Shares Purchased

Sales to any of the persons or groups mentioned in this section are made only with the purchaser’s written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.

Redeeming Shares

Shares may be redeemed with requests made:

•	in writing;

•	through telephone or the Internet; or

•	through the systematic withdrawal plan.

All methods of redemptions are described in the Funds’ prospectus under “Redeeming Shares.”

Net Asset Value of Shares

The net asset value per share of each class is determined at the close of each day the New York Stock Exchange is open, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act.

Net asset value per share is determined by adding the market or appraised value of all portfolio securities and other assets attributable to each class of shares; subtracting liabilities attributable to such class; and dividing the result by the number of shares of such class outstanding.

The market value of each Fund’s portfolio securities is determined at the close of regular trading of the New York Stock Exchange (the “Exchange”) on each day the Exchange is open. The value of portfolio securities is determined in the following manner:

•

Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at the current bid price considered best to represent value in the circumstances.

•

Equity securities not traded on a national securities exchange are valued at the current bid price considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•

Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Asset Mgt. may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•

Bonds and other income securities not traded on a national securities exchange will be valued at the current bid price considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

Short-term debt securities are valued at acquisition cost, plus or minus any amortized discount or premium (amortized cost). Other debt securities with maturities of 60 days or less are valued at amortized cost, if appropriate.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Fund.

For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market. Foreign securities may also be priced on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

The Fund may permit frequent trading by the Lutheran Community Foundation, Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, and Thrivent Moderate Allocation Fund, and Thrivent Moderately Conservative Allocation Fund if each trade and the frequency of trading does not materially increase costs to shareholders and does not materially affect or disrupt portfolio management. The Fund has no formal or written arrangements with any shareholder, including those mentioned in the previous sentence, to permit frequent trading. The Adviser closely monitors frequent trading. Neither the Fund, its Adviser, or any other party receives any consideration for permitting frequent trading.

TAX STATUS

The Funds’ Tax Status

The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

•	comply with applicable asset diversification requirements; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Fund’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98.2% of its net capital gains realized during the 12-month period ending October 31.

Shareholders’ Tax Status

Information on a shareholder’s tax status is described in the Fund’s Prospectus under “Taxes.”

Capital Gains

While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Asset Mgt. believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.

DESCRIPTION OF DEBT RATINGS

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Asset Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings:	Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i:	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L:	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P:	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi:	Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr:	The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary:	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•    Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•    Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t:	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited:	Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*:	This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q:	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks:	Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The Fund does not have financial statements because it commenced operations on August 31, 2012.

APPENDIX A

THRIVENT FINANCIAL FOR LUTHERANS and

THRIVENT ASSET MANAGEMENT, LLC

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview.  Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.  It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.  One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

•	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Brokerage Commission Committee (“Brokerage Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Brokerage Committee reviews the proxy voting policies and procedures. As discussed below, Thrivent Financial portfolio management may, with the approval of the Brokerage Committee, vote proxies other than in accordance with the proxy voting policies and procedures.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services Inc. (“ISS”), an expert in the proxy voting area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. While the Brokerage Committee relies upon ISS research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Brokerage Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues — Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation — Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors — Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues — Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues — In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ProxyExchange, ISS’ web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Brokerage Committee for review and approval. In determining whether to approve any particular request, the Brokerage Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of its clients.

Monitoring and Resolving Conflicts of Interest

The Brokerage Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Brokerage Committee using recommendations from ISS.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the portfolio manager’s voting rationale and brings it to the Brokerage Committee for review for possible conflicts of interest. The Brokerage Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

•	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Brokerage Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

DUPONT CAPITAL MANAGEMENT CORPORATION

SUMMARY OF PROXY VOTING POLICY

X.	Proxy Voting Policy

Dupont Capital Management Corporation (“DCM”) may be required to vote proxies for some client accounts, including proxy solicitations with respect to the portfolio securities of Registered Investment Companies advised or sub-advised by DCM. If DCM determines that a material conflict of interest exists for a client that is a Registered Investment Company, it shall promptly notify the Registered Investment Company’s Board of Directors or Trustees of the conflict of interest and seek guidance from the Board on voting such a proxy. Below is DCM’s proxy voting policy. A copy of DCM’s proxy voting policy and any changes thereto will be provided to DCM’s RIC clients.

Objective. The objective of this policy is to ensure that DCM meets its obligations under proxy voting Rule 206(4)-6 and recordkeeping Rule 204-2 under the Advisers Act, including: voting proxies in the best interests of its clients, disclosing and mitigating conflicts of interest, maintaining appropriate records on votes cast and written requests from clients for proxy voting information, and advising clients on how they can obtain a copy of DCM’s proxy voting policy and information on how their proxies were voted.

RiskMetrics. DCM has engaged RiskMetrics to provide proxy voting recommendations and voting services. These services include implementation of custom voting policies; timely submittals of votes in accordance with the appropriate policy; delivery, upon request, of proxy statements and/or reports on votes cast; and ensuring that corporate action notices, as applicable, are appropriately addressed. RiskMetrics, through its ISS Governance Services (ISS) group, is a recognized provider of proxy voting services. The names RiskMetrics and ISS are used interchangeably throughout this policy.

Voting Options Available to DCM’s Clients. With regard to equity securities managed on its behalf by DCM, a client may (1) reserve the right to vote its own proxies, (2) direct DCM to vote proxies in accordance with the client’s voting policy, in which case DCM will work with RiskMetrics to implement a custom policy in accordance with the client’s wishes, or (3) grant discretion to DCM regarding proxy voting decisions.

Where DCM has discretion on proxy voting decisions, it votes in a manner it determines is in the best interest of (1) the plan participants where DCM is managing ERISA or similar benefit plan assets or (2) the client for all other assets. This is achieved through a custom voting policy that DCM has established with RiskMetrics’ ISS group. In the vast majority of cases, DCM’s custom policy is identical to ISS’s “Benchmark Voting Policy.” There are a few scenarios, however, where DCM votes with management rather than with RiskMetrics’ Benchmark policy, e.g., separation of Chairman and CEO, cumulative voting, rotation of audit firms, and Director and Officer liability protection (except when willful misconduct is indemnified or there is pending litigation against directors), and, in certain cases as described below, ownership thresholds required to call special meetings. The following outlines DCM’s reasons for deviating from the ISS Benchmark Policy:

Separation of Chairman and CEO — DCM believes that the board of directors is in the best position to make this decision. Many well-run companies are led by a Chairman/CEO.

Cumulative voting — Cumulative voting violates the principle of one person-one vote and favors minority special interest groups.

Rotation of audit firms — It is expensive and time consuming to rotate audit firms.

Director and Officer liability protection — Broader indemnification is useful in attracting and retaining qualified directors.

Ownership thresholds for calling special meetings — DCM's view is that a 25% ownership threshold appropriately balances the rights of shareholders against the expense, disruption, and time requirements associated with holding special shareholder meetings. Accordingly, DCM will vote FOR (a) proposals that establish rights to call special meetings when such proposals specify an ownership level of 25% or more and (b) proposals that reduce requirements for calling special meetings from an ownership level above 25% to a level of no less than 25%. DCM will vote AGAINST any proposal to establish or reduce these thresholds below 25%. The standard ISS voting policy votes FOR these proposals without regard to the ownership level specified in the proposal.

In some cases, DCM may decide that special circumstances warrant an override to DCM’s custom policy. Please refer to the Conflicts of Interest section for more information on this process.

Detailed and summary versions of ISS’s voting policies are available at www.riskmetrics.com.

Clients’ Rights to Information. Each DCM client is entitled to a copy of DCM’s proxy voting guidelines and to information on how DCM has voted proxies for shares held in its account(s). This information can be requested through each client’s relationship manager. DCM’s proxy voting administrator obtains the requested information from RiskMetrics’ website or from the representative at RiskMetrics that services DCM’s account and provides a response to the client through DCM’s Marketing and Client Services group.

Records Maintained. DCM is responsible for maintaining various proxy voting records required under Books and Records Rule 204-2 as summarized below:

Responsibility List for Proxy Voting Records under Rule 204-2
Description of Record	PV Administrator	PM	CCO	Mktg

Copies of all policies and procedures required by Rule 206(4)-6.			X

A copy of any document created by a DCM employee that was material to making a decision on how to vote proxies on behalf of a client; or a memorandum that documents the basis for that decision (Referrals & Overrides)	X (PM instructions and approvals)	X (Details)

A copy of each written client request for information about proxy voting on behalf of the client; and a copy of any written response by DCM to any client request (written or oral) on how that client’s proxies were voted.				X

A copy of each proxy statement received by DCM regarding client securities. The Rules allow DCM to meet this requirement by relying on RiskMetrics (a third party) to make and maintain on our behalf the copies of proxy statements.	X (Via RM)

Responsibility List for Proxy Voting Records under Rule 204-2
Description of Record	PV Administrator	PM	CCO	Mktg

A record of each vote cast by DCM on behalf of a client. DCM again relies on RiskMetrics to make and retain a record of all votes cast. The RiskMetrics website allows DCM to promptly retrieve the voting records.	X (Via RM)

Copies of client contracts with DCM.				X

As permitted under SEC Rules, DCM relies on RiskMetrics to provide proxy statements and voting records on DCM’s behalf. RiskMetrics makes these records available to DCM promptly upon request.

Conflicts of Interest. DCM employees within Business Services periodically review RiskMetrics’ website (which contains a comprehensive due diligence package) and SAS 70 report for evidence of satisfactory segregation between its proxy voting business and its consulting business. In addition to its practices of transparency and disclosure, ISS maintains a “firewall” separating the staff that performs proxy analyses from the members of its Corporate Services business. This firewall includes legal, physical and technological separations. The two groups are separately managed and the compensation of ISS’ proxy analysts is not directly tied to any activities of the Corporate Services business.

At times, proxy voting options that are in the best interests of DCM’s client may not be in the best interest of DCM. This conflict is addressed by DCM in the following ways:

•

DCM relies on ISS’s independent research and voting recommendations in the vast majority of proxy voting decisions. ISS is an industry leader that specializes in voting proxies in the best interests of plan participants and advisory clients.

•

In the cases where DCM’s custom policy varies from the ISS Benchmark policy, DCM has documented its reasoning and obtained the approval of its Chief Compliance Officer for each case where such differences exist. Some examples are highlighted in the Voting Options Available to DCM’s Clients section above.

•

While the DCM custom policy’s recommended voting position is generally accepted by DCM, there may be matters that have a potentially significant impact on the company (e.g., mergers) where a DCM analyst or portfolio manager believes that overriding the recommended vote is in the best interest of plan participants or clients. An equity analyst, equity portfolio manager, or DCM’s Chief Compliance Officer must provide a written, objective rationale explaining why an override is in the best interests of plan participants or clients. Two equity portfolio managers and/or senior DCM officers must sign the override recommendation.

•	Disclosure to clients, upon request, of proxy voting decisions provides transparency and an incentive for DCM to fulfill its obligation to put the interests of its clients before its own interests.

Oversight. While DCM has outsourced the proxy voting activity, it retains an important responsibility to monitor and oversee the services it receives from RiskMetrics. In addition to obtaining various policies and procedures from RiskMetrics, and its annual SAS 70 report, DCM’s proxy voting administrator monitors voting activity through reporting tools provided on RiskMetrics’ website. Reporting capabilities include identification of “meetings not voted,” “votes against policy,” and meetings where action may be required by DCM in order to vote proxies. These reports are run at least monthly and any items requiring follow-up are addressed with DCM’s account manager at RiskMetrics. If an error occurs, DCM works with RiskMetrics personnel to ensure that controls are put in place to prevent a recurrence.

DCM’s proxy voting administrator serves as a liaison between portfolio managers and RiskMetrics on voting matters that are voted on a “case-by-case” basis, and maintains records of decisions on such votes. Portfolio managers are responsible for handling overrides as described in the “Conflict of Interest” section above, and for providing written voting instructions on case-by-case proxy issues.

DCM’s Fiduciary Committee has a role in reviewing and approving DCM’s proxy voting policy and changes thereto.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Declaration of Trust (1)

(a)(2)	Amendment No. 1 to Declaration of Trust (5)

(b)	Amended and Restated By laws (12)

(c)	Not Applicable

(d)(1)	Investment Advisory Agreement with Thrivent Asset Management, LLC (7)

(d)(2)	Amendment No. 1 to Investment Advisory Agreement (9)

(d)(3)	Amendment No. 2 to Investment Advisory Agreement (12)

(d)(4)	Amendment No. 3 to Investment Advisory Agreement (12)

(d)(5)	Amendment No. 4 to Investment Advisory Agreement (12)

(d)(6)	Amendment No. 5 to Investment Advisory Agreement (16)

(d)(7)	Amendment No. 6 to Investment Advisory Agreement (*)

(d)(8)	Investment Subadvisory Agreement with T. Rowe Price Associates with respect to Thrivent Partner Small Cap Value Fund (7)

(d)(9)	Amended and Restated Investment Subadvisory Agreement with Mercator Asset Management, LP with respect to Thrivent Partner International Stock Fund (8)

(d)(10)	Amendment to Investment Subadvisory Agreement with Mercator Asset Management, LP with respect to Thrivent Partner International Stock Fund and Thrivent Partner Worldwide Allocation Fund (10)

(d)(11)	Amendment No. 2 to Investment Subadvisory Agreement with Mercator Asset Management, LP with respect to Thrivent Partner International Stock Fund and Thrivent Partner Worldwide Allocation Fund (15)

(d)(12)	Investment Subadvisory Agreement with Principal Global Investors, LLC with respect to Thrivent Partner International Stock Fund (8)

(d)(13)	Amendment to Investment Subadvisory Agreement with Principal Global Investors, LLC with respect to Thrivent Partner International Stock Fund and Thrivent Partner Worldwide Allocation Fund (10)

(d)(14)	Amendment No. 2 to Investment Subadvisory Agreement with Principal Global Investors, LLC with respect to Thrivent Partner International Stock Fund and Thrivent Partner Worldwide Allocation Fund (15)

(d)(15)	Investment Subadvisory Agreement with Goldman Sachs Asset Management, L.P. with respect to Thrivent Partner Mid Cap Value Fund (7)

(d)(16)	Amendment No. 1 to Investment Subadvisory Agreement with Goldman Sachs Asset Management, L.P. with respect to Thrivent Partner Mid Cap Value Fund (12)

(d)(17)	Investment Subadvisory Agreement with Goldman Sachs Asset Management, L.P. with respect to Thrivent Partner Worldwide Allocation Fund (10)

(d)(18)	Investment Subadvisory Agreement with Turner Investment Partners, Inc. with respect to Thrivent Partner Small Cap Growth Fund (7)

(d)(19)	Amendment No. 1 to Investment Subadvisory Agreement with Turner Investment Partners, Inc. with respect to Thrivent Partner Small Cap Growth Fund (11)

(d)(20)	Amendment No. 2 to Investment Subadvisory Agreement with Turner Investment Partners, Inc. with respect to Thrivent Partner Small Cap Growth Fund (12)

(d)(21)	Amendment No. 3 to Investment Subadvisory Agreement with Turner Investments, L.P. with respect to Thrivent Partner Small Cap Growth Fund (15)

(d)(22)	Investment Subadvisory Agreement with Aberdeen Asset Management Investment Services Limited with respect to Thrivent Partner Worldwide Allocation Fund (10)

(d)(23)	Investment Subadvisory Agreement with Victory Capital Management Inc. with respect to Thrivent Partner Worldwide Allocation Fund (10)

(d)(24)	Amendment No. 1 to Investment Subadvisory Agreement with Victory Capital Management Inc. with respect to Thrivent Partner Worldwide Allocation Fund (16)

(d)(25)	Investment Subadvisory Agreement with DuPont Capital Management Corporation with respect to Thrivent Partner Emerging Markets Equity Fund (*)

(e)(1)	Distribution Agreement with Thrivent Investment Management Inc. (2)

(e)(2)	Amendment No. 14 to Distribution Agreement (9)

(e)(3)	Amendment No. 15 to Distribution Agreement (12)

(e)(4)	Amendment No. 16 to Distribution Agreement (*)

(f)	Not Applicable

(g)	Custodian Agreement with State Street Bank and Trust (3)

(h)(1)	Administrative Services Agreement, effective as of January 1, 2009, between Registrant and Thrivent Asset Management, LLC (11)

(h)(2)	Amendment No. 1 to Administrative Services Agreement (12)

(h)(3)	Amendment No. 2 to Administrative Services Agreement (*)

(h)(4)	Transfer Agency Agreement between Registrant and Thrivent Financial Investor Services Inc. (5)

(h)(5)	Amendment No. 1 to Transfer Agency Agreement between Registrant and Thrivent Financial Investors Services Inc. (11)

(h)(6)	Amendment No. 2 to Transfer Agency Agreement between Registrant and Thrivent Financial Investors Services Inc. (11)

(h)(7)	Expense Reimbursement Letter Agreement (*)

(i)	Opinion and Consent of Counsel (*)

(j)	Not Applicable

(k)	Not Applicable

(l)	Not Applicable

(m)	Rule 12b-1 Plan (4)

(n)	Rule 18f-3 Plan (6)

(o)	Not Applicable

(p)(1)	Code of Ethics (Rule 17j-1) for Registrant (13)

(p)(2)	Code of Ethics for Registrant’s Principal Executive, Financial, and Accounting Officers (14)

(p)(3)	Code of Ethics of Mercator Asset Management, LP (11)

(p)(4)	Code of Ethics of T. Rowe Price Group, Inc. (16)

(p)(5)	Code of Ethics of Goldman Sachs Asset Management, L.P. (14)

(p)(6)	Code of Ethics of Turner Investments, L.P. (16)

(p)(7)	Code of Ethics of Principal Global Investors, LLC (16)

(p)(8)	Code of Ethics of Aberdeen Asset Management Investment Services Limited (14)

(p)(9)	Code of Ethics of Victory Capital Management Inc. (16)

(p)(10)	Code of Ethics of DuPont Capital Management (17)

(q)	Powers of Attorney (*)

(1)	Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement of Registrant, file no. 33-12911, filed on June 25, 1998.
(2)	Incorporated by reference from Post-Effective Amendment No. 36 to the registration statement of Registrant, file no. 33-12911, filed on December 29, 1999.
(3)	Incorporated by reference from Post-Effective Amendment No. 44 to the registration statement of Registrant, file no. 33-12911, filed on June 27, 2003.
(4)	Incorporated by reference from the initial registration statement of Registrant on Form N-14, file no. 333-113514, filed on March 11, 2004.
(5)	Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement of Registrant, file no. 33-12911, filed on July 14, 2004.
(6)	Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of Registrant, file no. 33-12911, filed on December 15, 2005.
(7)	Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Registrant, file no. 33-12911, filed on February 22, 2006.
(8)	Incorporated by reference from Post-Effective Amendment No. 61 to the registration statement of Registrant, file no. 33-12911, filed on February 26, 2007.
(9)	Incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Registrant, file no. 33-12911, filed on November 29, 2007.
(10)	Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement of Registrant, file no. 33-12911, filed on February 21, 2008.
(11)	Incorporated by reference from Post-Effective Amendment No. 64 to the registration statement of Registrant, file no. 33-12911, filed on February 27, 2009.
(12)	Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Registrant, file no. 33-12911, filed on December 7, 2009.
(13)	Incorporated by reference from Post-Effective Amendment No. 66 to the registration statement of Registrant, file no. 33-12911, filed on February 17, 2010.
(14)	Incorporated by reference from Post-Effective Amendment No. 68 to the registration statement of Registrant, file no. 33-12911, filed on February 24, 2011.
(15)	Incorporated by reference from Post-Effective Amendment No. 1 of Registrant on Form N-14, file no. 333-175210, filed on September 11, 2011.
(16)	Incorporated by reference from Post-Effective Amendment No. 69 to the registration statement of Registrant, file no. 33-12911, filed on February 28, 2012.
(17)	Incorporated by reference from Post-Effective Amendment No. 71 to the registration statement of Registrant, file no. 33-12911, filed on June 25, 2012.

*	Filed herewith
†	To be filed by amendment

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is an open-end management investment company organized as a Massachusetts business trust on March 10, 1987. Thrivent Financial for Lutherans (“Thrivent Financial”), the parent company of the Registrant’s investment adviser, is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except that the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

Thrivent Financial Entities	Primary Business	State of Organization

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Financial Lifelong Resources Inc.	Not formally engaged in business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

One Rock Voltage Investors, LLC[4]	Limited liability company with no independent operations	Delaware

One Rock Voltage Holdings Corp.[5]	Holding company with no independent operations	Delaware

Dixie Electric, LLC[6]	Electric company	Texas

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund V Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P.[3]	Private equity fund	Delaware

SNI Holdco Inc.[7]	Holding company with no independent operations	Delaware

SNI Companies[8]	Professional staffing company	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partners, LLC[9]	Managing member	Delaware

[1]

Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Investment Management Inc. (“TIMI”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TIMI and TLIC own respectively 60% and 40% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Approximately 54% of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.
[5]	Wholly owned subsidiary of One Rock Voltage Investors, LLC
[6]	A majority of its membership interests are owned by One Rock Voltage Holdings Corp.
[7]	Majority-owned subsidiary of Thrivent Financial.
[8]	Wholly owned subsidiary of SNI Holdco Inc.
[9]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

Item 30. Indemnification

Under Section 12 of Article Seven of Registrant’s Declaration of Trust, Registrant may not indemnify any trustee, officer or employee for expenses (e.g., attorney’s fees, judgments, fines and settlement amounts) incurred in any threatened, pending or completed action, if there has been an adjudication of liability against such person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties of office (“disabling conduct”). Registrant shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person was not liable by reason of disabling conduct by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person was not liable for reasons of such conduct is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) Registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provision, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Thrivent Asset Management, LLC is the investment adviser and administrator of Registrant. The business and other connections of the directors and offers of Thrivent Asset Management are set forth on the Form ADV on file with the Securities and Exchange Commission (file No. 801-64988).

The business and other connections of the officers and directors of DuPont Capital Management Corporation (Subadviser for Thrivent Partner Emerging Markets Equity Fund) are set forth in the Form ADV of DuPont Capital Management Corp. on file with the Securities and Exchange Commission (file No. 801-44730).

Item 32. Principal Underwriters

(a) Not applicable.

(b) The directors and executive officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust

James A. Thomsen	Director and President	N/A

Randall L. Boushek	Director	N/A

Karen L. Larson	Director and Vice President	N/A

Michael S. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President	N/A

Michael S. Haglin 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Vice President	N/A

Kathleen M. Koelling 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Privacy and Anti-Money Laundering Officer	Anti-Money Laundering Officer

Nikki L. Sorum	Vice President	N/A

Eric W. Verseman	Vice President	N/A

Kurt S.Tureson	Director of Affiliate Finance, Chief Financial Officer and Treasurer	N/A

Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Vice President	N/A

Carolyn A. Tuohy	Chief Legal Officer and Secretary	N/A

Andrea C. Golis	Chief Compliance Officer	N/A

David J. Kloster	Assistant Vice President	N/A

Erik J. Grinde	Assistant Vice President	N/A

Cynthia J. Nigbur	Assistant Secretary	N/A

Jennifer J. Pope 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Assistant Vice President	N/A

Jody L. Bancroft	Director, Investment Field Operations	N/A

(c)	Not applicable

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant (either at its Minneapolis, Minnesota or Appleton, Wisconsin office), the Registrant’s custodian State Street Bank and Trust Company (located in Boston, Massachusetts) or the Registrant’s sub-transfer agent DST Systems, Inc. (located in Kansas City, Missouri). The relevant addresses are 625 Fourth Ave. S., Minneapolis, MN 55415; 4321 N. Ballard Rd., Appleton, WI 54919; 225 Franklin St., Boston, MA 02110; and 210 W. 10th St., Kansas City, MO 64105.

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 30th day of August, 2012.

THRIVENT MUTUAL FUNDS

/s/ Rebecca A. Paulzine
Rebecca A. Paulzine, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 30th day of August, 2012:

Signature	Title

/s/ Russell W. Swansen Russell W. Swansen	President (Principal Executive Officer) and Trustee

/s/ Gerard V. Vaillancourt Gerard V. Vaillancourt	Treasurer (Principal Financial and Accounting Officer)

* Janice B. Case	Trustee

* Richard L. Gady	Trustee

* Richard A. Hauser	Trustee

* Marc S. Joseph	Trustee

* Paul R. Laubscher	Trustee

* James A. Nussle	Trustee

* Douglas D. Sims	Trustee

* Constance L. Souders	Trustee

*	Rebecca A. Paulzine, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Trustees of Thrivent Mutual Funds pursuant to the powers of attorney duly executed by such persons.

Dated: August 30, 2012	/s/ Rebecca A. Paulzine
Rebecca A. Paulzine
Attorney-in-Fact

Index to Exhibits

(d)(7)	Amendment No. 6 to Investment Advisory Agreement

(d)(25)	Investment Subadvisory Agreement with DuPont Capital Management Corporation

(e)(4)	Amendment No. 16 to Distribution Agreement

(h)(3)	Amendment No. 2 to the Administrative Services Agreement

(h)(7)	Expense Reimbursement Letter Agreement

(i)	Opinion and Consent of Counsel

(q)	Powers of Attorney